UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-00994
Burnham Investors Trust
(Exact name of registrant as specified in charter)
1325 Avenue of the Americas, 26th Floor
New York, NY 10019
(Address of principle executive offices) (Zip Code)
Jon M. Burnham
1325 Avenue of the Americas, 26th Floor
New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(800) 874-3863

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2010

Item 1. Report to Shareholders.

DECEMBER 31, 2010

ANNUAL Report

Burnham Fund

Burnham Financial Services Fund

Burnham Financial Industries Fund

Burnham U.S. Government Money Market Fund

THE BURNHAM FAMILY OF FUNDS

BURNHAM INVESTORS TRUST

Burnham Fund Burnham Financial Services Fund Burnham Financial Industries Fund Burnham U.S. Government Money Market Fund THE BURNHAM FAMILY OF FUNDS

Ticker Symbols

Class A	BURHX
Class B	BURIX
Class C	BURJX
Portfolio Manager

Jon M. Burnham
Since 1995
Minimum Investment

Regular accounts	$2,500
IRAs	$100
Asset Values

Net assets, in millions	$81.53
Net asset value per share
Class A	$28.70
Class B	$28.54
Class C	$27.80
Maximum Offering Price

Class A	$30.21
Maximum Sales Charge or CDSC

Class A	5.00%
Class C	1.00%
Expense Ratios*

		Net
		(after expense
	Gross[1]	recoupment)[1]
Class A	1.47%	1.54%
Class B	2.22%	2.29%
Class C	2.22%	2.29%

*	See Note 5 to the Financial Statements.
Inception

Class A	June 15, 1975
Class B	October 18, 1993
Class C	April 30, 2004

[1]	The Expense Ratios in this table do not match the ratios of expenses to average net assets in the “Financial Highlights” section of the report (the “Highlights Ratios”) because the Highlights Ratios reflect the operating expenses of the fund and do not include ratios of “Acquired Fund Fees and Expenses.” Acquired fund fees and expenses are expenses incurred indirectly by the Burnham Fund as a result of its investments in other investment funds.
All data as of December 31, 2010. Performance information assumes all distributions were reinvested. Class A performance information does not include the maximum 5% sales charge. Class B and C shares have different costs and performance will differ. You should consider the investment objectives, risks, charges and expenses of each Fund. The Funds’ prospectuses are available at www.burnhamfunds.com. Past performance isn’t a prediction of future performance. Read the prospectus carefully before investing.
Burnham Fund
“We believe the dramatic rally since late August stems from the conclusion that the U.S. has moved past the phase of managing the financial crisis and enacting regulatory reform to one which provides a favorable environment for economic growth and investing.”
Jon Burnham
Portfolio Manager
For the year ended December 31, 2010, The Burnham Fund, which rose 22.45% (with dividends reinvested) outperforming both of its benchmarks: the S&P 500® Index (with dividends reinvested) rose 15.06% (this index is unmanaged), and the Morningstar Large-Cap Blend, which rose 14.01%. The Burnham Fund was ranked in the top 4% vs its peer group during the reporting period.
In our Semi-Annual report for 2010, we reviewed the pervasive pessimism that hung over the equity markets. Risk returned to the markets in the form of volatility, epitomized by the ‘flash crash’ in May. The indices were ‘in the red’ at the end of the first half. The Burnham Fund, positioned to favor consumer spending, technology and energy, was down as well but outperformed both of its benchmarks.
We believe that the dramatic rally since late August stems from the conclusion that the U.S. has moved past the phase of managing the financial crisis and enacting regulatory reform to one that provides a favorable environment for economic growth and investing. The extension of the tax cuts for two years maintains current tax rates, including those for dividends and capital gains, but it also contains significant tax credits for R&D and capital spending, as well as a reduction in the payroll tax. These actions will keep more cash in the hands of consumers and encourage capital spending.
The Fed continues to inject liquidity through its second quantitative easing (QE2) passed in August, and its maintaining of Fed funds rates near 0%. These actions will keep interest rates low so consumers, corporations and municipalities may continue to refinance while banks earn a hefty spread. Bank revenue is still under pressure due to changed capital markets (structured finance and mortgages) and curtailed loan growth, but profits on those assets have returned. Major banks have shored up their balance sheets, and most have repaid TARP at a considerable profit to the government.
In the semi-annual, we mentioned that we continued to emphasize information technology, manufacturing, financial services and health care. Since then, we added to our position in energy master limited partnerships (e.g., BreitBurn Energy Partners LP), CVS Caremark Corp., Hewlett-Packard Co., Cisco Systems, Inc., General Motors Co., JPMorgan Chase & Co. and Norfolk Southern Corp. At the end of the year, the Fund’s largest sector allocations were in Information Technology, Energy, Consumer Discretionary, Financial Services and Industrials. With the exception of Financial Services, our selections within these sectors on aggregate outperformed its relative index (S&P 500® Index sector). On an absolute basis, the best performing securities in the portfolio for the year were Las Vegas Sands Corp., Chipotle Mexican Grill Inc., Class A, Ford Motor Co., Caterpillar, Inc. and Apple, Inc. Taking into account the weight of the individual security in the portfolio with its increase in price, the leading contributors to performance were Apple, Inc. (+53.1%), Chipotle Mexican Grill Inc., Class A (141.2%), Las Vegas Sands Corp. (207.56%), Caterpillar, Inc. (68.6%), and Ford Motor Co. (67.9%).
Conversely, the sectors with the lowest commitment were Health Care, Telecommunications Services and Materials. Our investments in Health Care underperformed their benchmarks, while Telecommunications Services and Materials outperformed. The poorest performers were Suntech Power Holdings Co., Ltd. -ADR (-41.0%), BP p.l.c. — ADR (-36.0%), Alcoa Inc. (-32.1%), Clean Energy Fuels Corp. (-28.7%), and Intel Corp. (-23.2%). Positions that detracted from performance were (in order) BP p.l.c. — ADR (-49.4%), Suntech Power Holdings Co. (-55.0%), Bank of America Corp. (11.2%), Alcoa Inc. (-30.4%), and Intuitive Surgical, Inc. (+15.1%). Of these positions, Intuitive Surgical, Inc. remains in the portfolio, and has rallied about 100 points since year end and approaches multi-year highs.
We are positive on the prospects for equities as we enter 2011. The Obama Administration has completed its major reform efforts and is moving forward with a pro-growth, deficit containment (if not yet cutting) mission. The spirit of legislative cooperation may create a less divisive environment in Washington, one in which investors may comprehend the rules of the road, if only until the next election cycle when the tax debate resumes. The Fed continues its accommodative bias, and has indicated it will do so for an extended period until the recovery takes hold (despite the rise in raw material prices, which has not yet caused them concern enough to change their bias).
As far as risks, we anticipate slow improvement in the consumer sector. The unemployment rate has stabilized and dropped slightly to 9.4%. The GDP report for the fourth quarter (+3.2%) shows that the economy is returning to pre-2008 levels with more normal growth patterns. It also reflects a rebound in consumer spending, with improvement specifically in autos, computer, and residential fixed investment. After a retail spending binge due to heavy promotion, consumers may again pull back and continue repairing their balance sheets, thus we still consider the consumer to be erratic. We are concerned about the rising cost of commodity prices. McDonald’s Corp. and Procter & Gamble have warned of price increases or margin pressure. Political instability in the Middle East has returned with widespread protests and with Tunisia and Egypt having successfully overthrown their regimes. This may cause the price of oil to spike and raise national security concerns for the U.S.
We believe equities are currently undervalued. Corporate profits are rising, due in large part to rising productivity from cost cutting. According to S&P estimates, earnings may rise approximately 12% for 2011, denoting a market P/E of 14x for 2011, and 13x for 2012. For 2011, we expect the industry leaders will be in Information Technology (particularly mobile), Materials, Financial Services and Energy. The yield on the S&P 500® Index is 1.9%, versus 10-year treasury rates of 3.3% (and going higher). With earnings rising and cash on balance sheets growing, investors have become attracted to companies that may increase their dividends or re-initiate dividends, buy back stock, or make acquisitions. The IPO calendar has been exciting and successful, adding confidence to investors that the U.S. financial markets are working once again.
2   BURNHAM FUND

PORTFOLIO INVESTMENTS
Asset Allocation (as a % of net assets)
The fund seeks capital appreciation, mainly long-term. Income is generally of lesser importance, meaning that it is a secondary goal.

% net
Industries - Common Stock	assets

Information Technology	23.67%
Energy	20.70%
Consumer Discretionary	15.91%
Financial Services	9.40%
Industrials	7.91%
Materials	3.95%
Telecommunications Services	3.61%
Consumer Staples	2.67%
Health Care	2.54%

90.36%

% net
Top 10 Common Stock Holdings	assets

Apple Inc.	11.87%
Chipotle Mexican Grill, Inc., Class A	4.43%
Ford Motor Co.	4.12%
Kinder Morgan Management, LLC	3.95%
Caterpillar, Inc.	3.45%
McDonald’s Corp.	3.30%
The Williams Companies, Inc.	3.03%
Freeport-McMoRan Copper & Gold, Inc.	2.95%
American Express Co.	2.90%
Devon Energy Corp.	2.89%

42.89%

TOTAL RETURN †
Growth of $10,000 Over Ten Years

	with no	with max.
Average	sales charge	sales charge
Annual Returns	or CDSC	or CDSC

Class A
One year	22.45%	16.33%
Three years	(0.32)%	(2.01)%
Five years	4.31%	3.24%
Ten years	1.12%	0.60%
Class B
One year	21.51%	16.51%
Three years	(1.07)%	(2.05)%
Five years	3.52%	3.17%
Ten years	0.37%	0.37%
Class C
One year	21.60%	20.60%
Three years	(1.04)%	(1.04)%
Five years	3.55%	3.55%
Since inception	4.50%	4.50%

	with no	with max.
Cumulative	sales charge	sales charge
Total Returns	or CDSC	or CDSC

Class A
One year	22.45%	16.33%
Three years	(0.95)%	(5.90)%
Five years	23.48%	17.30%
Ten years	11.75%	6.17%
Class B
One year	21.51%	16.51%
Three years	(3.17)%	(6.03)%
Five years	18.91%	16.91%
Ten years	3.73%	3.73%
Class C
One year	21.60%	20.60%
Three years	(3.08)%	(3.08)%
Five years	19.05%	19.05%
Since inception	34.14%	34.14%
Performance Over
the Past Year
The Fund outperformed both its sector and peer group by considerable margins during the period.
The sector is represented by the S&P 500® Index (“Standard & Poor’s 500 Composite Stock Index”), an unmanaged index that includes a representative sample of 500 leading companies in leading industries in the U.S. economy.
The peer group is represented by the funds in the Morningstar Large-Cap Blend category.
Modern Portfolio Theory Statistics**
Three-Year Range

Beta	0.85
R2	87.89
Alpha	1.95
Standard Deviation	20.03
Sharpe Ratio	0.05

*	Keep in mind that indices have no management fees or brokerage costs.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

**	Source: Morningstar Direct
BURNHAM FUND   3

Ticker Symbols

Class A	BURKX
Class B	BURMX
Class C	BURNX
Portfolio Manager

Anton V. Schutz
Mendon Capital Advisors Corp.
Since inception
Minimum Investment

Regular accounts	$2,500
IRAs	$100
Asset Values

Net assets, in millions	$54.68
Net asset value per share
Class A	$17.21
Class B	$16.29
Class C	$16.79
Maximum Offering Price

Class A	$18.12
Maximum Sales Charge or CDSC

Class A	5.00%
Class C	1.00%
Expense Ratios*

		Net (after
	Gross	recoupment)
Class A	1.73%	1.80%
Class B	2.48%	2.55%
Class C	2.48%	2.56%

*	See Note 5 to the Financial Statements.
Inception

Class A and B	June 7, 1999
Class C	April 29, 2005
All data as of December 31, 2010. Performance information assumes all distributions were reinvested. Class A performance information does not include the maximum 5% sales charge. Class B and C shares have different costs and performance will differ. You should consider the investment objectives, risks, charges and expenses of each Fund. The Funds’ prospectuses are available at www.burnhamfunds.com. Past performance isn’t a prediction of future performance. Read the prospectus carefully before investing.
BURNHAM

Financial Services Fund
“As the economy improves so too will the operating environment for the financial sector. M&A activity will accelerate benefiting both selected buyers and sellers where we are well represented.”
Anton Schutz
Portfolio Manager
Burnham Financial Services Fund
The Burnham Financial Services Fund returned +2.07% in 2010. Lingering credit quality issues, particularly in real estate and construction, limited loan growth, net interest margin pressure and the overhang of constrictive regulation, served to pressure the earnings and price performance of the small- and mid-cap financials for most of the year. December 2010, however, marked a month of euphoria in the financial sector, ending a previously lackluster year of performance. Bank stocks advanced in the month on renewed takeover speculation, improving economic news, positive investor sentiment over TARP repayments and the extension of the Bush tax cuts. Moreover, the mid-term elections reduced the risk that regulation and legislation on financial institutions would be enforced as vigorously as initially anticipated. Both financial indices returned double-digit positive performances for the month and the year with a strong fourth quarter. The Fund performed well in December and the fourth quarter, as long investments were on pace with the indices. As deals were announced, focus returned to those banks that continue to struggle with lagging credit issues, but potentially would be good candidates for consolidation due to their attractive franchise.
2010 Performance
2010 started relatively strong as banks used fourth quarter 2009 to aggressively manage down problem credits to better position themselves for a mid-year recovery. Although fundamentals did improve, momentum subsided as macroeconomic issues were at the forefront through most of the second quarter and into the third quarter. High unemployment, a sluggish economy, threat of a “double dip” recession, the sovereign debt crisis and financial regulatory concerns increased volatility and pressured the financial sector. Mid-year evidenced an indiscriminate sell-off of equities into the safe havens of U.S. Treasuries and gold. As summer came to a close with the lowest summer volume recorded in ten years, selling pressure was enhanced due to the illiquidity of the tape.
Bank stock underperformance in the second and third quarter reflected softening economic data. However, credit continued to improve and the stronger, well managed institutions took advantage of the opportunity to grow through strategic acquisitions involving FDIC-assisted transactions, branch purchases and hiring of quality talent from other institutions. There were 157 FDIC failures in 2010. Some of our top holdings, including 1st United Bancorp, Inc., Citizens South Banking Corp., Inc. and Centerstate Banks, Inc., participated in these accretive deals and performed well in 2010. Although deal activity was slower than expected, management teams reflected that this enabled them to perform more comprehensive due diligence and that they fully expect this activity to continue into 2011. Focus will continue to be in those geographic areas that have further deterioration in real estate and local economies, pre- dominantly the Southeast and Midwest.
Positive contributors were many of the rollup names as previously mentioned, a few of the mutual holding conversion investments, ViewPoint Financial Group and Sterling Bancorp and select mortgage REITS, Invesco Mortgage Capital, Inc., Two Harbors Investment Corp. and Pennymac Mortgage Investment Trust. As the market improved, conversion stocks were back in focus. These investments have attractive valuations and have plenty of capital to put to work either through share repurchases or acquisitions. Historical patterns suggest that after three years more than half will be sellers. As has been discussed throughout the year we continue to favor the mortgage REITS for their ability to take advantage of the dislocation in the mortgage market, buy assets at significant discounts and generate generous dividends.
Negative contributors to the Fund included names such as The PMI Group, Inc., United Western Bancorp, Inc. and United Community Banks, Inc. The mortgage insurers remained under pressure for most of the year as foreclosure hurdles and financial regulatory outcomes continued to be unclear. In the bank sub-sector, United Western Bancorp, Inc. and United Community Banks, Inc., contributed to the lackluster performance of the Fund as compared to the index. Both were thought to be interesting takeover candidates with strong franchise value but lagging credit improvement. Additionally, with private equity putting money to work, there was potential for a capital infusion and the ability to offensively take advantage of the dislocation in their respective markets. As the thesis did not unfold as expected, both positions were exited for a significant tax loss in the Fund.
Looking Forward
So what is in the cards for 2011? We are anticipating renewed revenue growth, capital deployment and acceleration in consolidation activity. The FDIC’s list of problem banks stood at 860, as of September 30, 2010. FDIC-assisted deals are expected to continue. Active management teams in 2010, having gained relevant experience in participation thus far, will continue to evaluate the benefits going forward. For the struggling survivors, deal premiums (as seen with Hancock Holdings acquisition of Whitney Holding Corp. and Bank of Montreal’s bid for Marshall and Ilsley) make it more palatable to consider selling. Bank boards and bank management teams are tired. The elimination of The Office of Thrift Supervision (OTS) will cause more savings and loans to go public at attractive prices. These considerations, along with the need for banks to generate revenue growth in a slow loan demand market, will accelerate the consolidation cycle. While we view the buyers as being predominantly in the most advantageous position, we selectively see value in the entities with solid geographic franchises and strong deposit bases that will be unable to navigate to sustainable profitability in the near term. As we have seen, there are buyers willing to pay healthy premiums in these deals. As this wave of M&A will benefit both buyers and sellers, it will also provide a generous revenue stream for the investment boutiques as well as drive consolidation among them and will focus favorable sentiment on the sector. We expect 2011 to bring plenty of capital raises as banks take advantage of higher prices to pay back TARP, pay for M&A and continue to strengthen balance sheets.
As the economy improves so too will the operating environment for the financial sector, which will drive better performance and a return to traditional banking, dividends and share repurchases.
4   FINANCIAL SERVICES FUND

PORTFOLIO INVESTMENTS
Asset Allocation (as a % of net assets)
The fund seeks capital appreciation.

Industries - Common Stock	% net
(Net of written call options)	assets

Banks — Regional	40.16%
Thrifts & Mortgage Finance	31.64%
Real Estate Investment Trusts	8.12%
Investment Banking & Brokerage	6.88%
Other Diversified Financial Services	4.37%
Property & Casualty Insurance	2.94%
Unregistered Investment Company	0.56%

94.67%

Top 10 Common Stock Holdings	% net
(Net of written call options)	assets

Oriental Financial Group, Inc.	4.90%
Pennymac Mortgage Investment Trust	4.87%
Cowen Group, Inc., Class A	4.86%
TFS Financial Corp.	4.83%
1st United Bancorp, Inc.	4.54%
Porter Bancorp, Inc.	4.23%
Citizens South Banking Corp., Inc.	3.40%
Western Liberty Bancorp	2.96%
Centerstate Banks, Inc.	2.90%
Investors Bancorp, Inc.	2.75%

40.24%

TOTAL RETURN †
Growth of $10,000 Over Ten Years

	with no	with max.
Average	sales charge	sales charge
Annual Returns	or CDSC	or CDSC

Class A
One year	2.07%	(3.03)%
Three years	1.13%	(0.59)%
Five years	0.81%	(0.22)%
Ten years	9.71%	9.15%
Class B
One year	1.31%	(3.69)%
Three years	0.35%	(0.62)%
Five years	0.05%	(0.27)%
Ten years	8.89%	8.89%
Class C
One year	1.30%	0.30%
Three years	0.39%	0.39%
Five years	0.07%	0.07%
Since inception	1.64%	1.64%

	with no	with max.
Cumulative	sales charge	sales charge
Total Returns	or CDSC	or CDSC

Class A
One year	2.07%	(3.03)%
Three years	3.42%	(1.75)%
Five years	4.13%	(1.08)%
Ten years	152.73%	140.10%
Class B
One year	1.31%	(3.69)%
Three years	1.05%	(1.85)%
Five years	0.26%	(1.34)%
Ten years	134.48%	134.48%
Class C
One year	1.30%	0.30%
Three years	1.17%	1.17%
Five years	0.37%	0.37%
Since inception	9.65%	9.65%
Performance Over
the Past Year
The Fund underperformed both its sector and peer group.
The sector is represented by the NASDAQ Bank Index, an unmanaged index of NASDAQ listed companies classified as banks. They include banks providing a broad range of financial services.
The peer group is represented by the funds in the Morningstar Specialty — Financial investment category.
Modern Portfolio Theory Statistics**
Three-Year Range

Beta	0.77
R2	61.41
Alpha	3.64
Standard Deviation	21.70
Sharpe Ratio	0.13

*	Keep in mind that indices have no management fees or brokerage costs.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

**	Source: Morningstar Direct
FINANCIAL SERVICES FUND   5

Ticker Symbols

Class A	BURFX
Class C	BURCX
Class I	BMFIX
Portfolio Manager

Anton V. Schutz
Mendon Capital Advisors Corp.
Since inception
Minimum Investment

Regular accounts	$2,500
IRAs	$100
Asset Values

Net assets, in millions	$124.29
Net asset value per share
Class A	$11.92
Class C	$11.67
Class I	$10.48
Maximum Offering Price

Class A	$12.55
Maximum Sales Charge or CDSC

Class A	5.00%
Class C	1.00%
Expense Ratios*

	Class A	Class C	Class I
Expenses before recoupment/ waiver including dividend and interest expense	2.30%	3.00%	1.88%

Expenses net of recoupment/ waiver including dividend and interest expense	2.38%	3.08%	1.85%

*	See Note 5 to the Financial Statements.
Inception

Class A and C	April 30, 2004
Class I	December 16, 2009
All data as of December 31, 2010. Performance information assumes all distributions were reinvested. Class A performance information does not include the maximum 5% sales charge. Class C shares have different costs and performance will differ. You should consider the investment objectives, risks, charges and expenses of each Fund. The Funds’ prospectuses are available at www.burnhamfunds.com. Past performance isn’t a prediction of future performance. Read the prospectus carefully before investing.
BURNHAM

Financial Industries Fund
“As the economy improves so too will the operating environment for the financial sector, which will drive better performance and a return to the traditional banking, dividends and share repurchases.”
Anton Schutz
Portfolio Manager
Burnham Financial Industries Fund
The Burnham Financial Industries Fund returned +2.41% in 2010. Weakness in macroeconomic data for most of the year combined with the overhang of regulation, viewed as severe prior to the mid-term elections, and global concerns put the group under pressure. December, however, marked a month of euphoria in the financial sector, ending a previously lackluster year of performance. Bank stocks advanced in the month on renewed takeover speculation, improving economic news, positive investor sentiment over TARP repayments and the extension of the Bush tax cuts. Moreover, the mid-term elections reduced the risk that regulation and legislation on financial institutions would be enforced as vigorously as initially anticipated. Both financial indices returned double- digit positive performances for the month and the year with a strong fourth quarter. The Fund performed well in December and the fourth quarter as long investments were on pace with the indices. As deals were announced, focus returned to those banks that continue to struggle with lagging credit issues, but potentially would be good candidates for consolidation due to their attractive franchise. Short covering ensued which negatively impacted the return of the Fund.
The ability of the Fund to short has in the past been a positive contributor to the overall strategy. The Fund continued to maintain a generous amount of short exposure as recovery in certain areas and commercial real estate exposure was concerning. This contributed to both the underperformance of the Fund to the index (as the index does not have a short component) and to the underperformance of the Fund overall in relation to peers. Additionally, United Western Bancorp, Inc., initially thought to be a good takeover candidate, struggled to overcome credit issues and maintain adequate capital levels, which contributed negatively to the performance of the long investments in the Fund.
2010 Performance
2010 started relatively strong as banks used fourth quarter 2009 to aggressively manage down problem credits to better position themselves for a mid-year recovery. Although fundamentals did improve, momentum subsided as macroeconomic issues were at the forefront, through most of the second quarter and into the third quarter. High unemployment, a sluggish economy, threat of a “double dip” recession, the sovereign debt crisis and financial regulatory concerns increased volatility and pressured the financial sector. Mid-year evidenced an indiscriminate sell-off of equities into the safe havens of U.S. Treasuries and gold. As summer came to a close with the lowest summer volume recorded in ten years, selling pressure was enhanced due to the illiquidity of the tape.
Bank stock underperformance in the second and third quarter reflected softening economic data. However, credit continued to improve and the stronger, well managed institutions took advantage of the opportunity to grow through strategic acquisitions involving FDIC-assisted transactions, branch purchases and hiring of quality talent from other institutions. There were 157 FDIC failures in 2010. Although deal activity was slower than expected, management teams reflected that this enabled them to perform more comprehensive due diligence and that they fully expect this activity to continue into 2011. Focus will continue to be in those geographic areas that have further deterioration in real estate and local economies, predominantly the Southeast and Midwest.
Among the top performers in the sector was Citigroup, Inc. The work down of problem assets and redeployment of capital from the sale of assets in Citi Holdings and gains in foreign markets generated renewed interest in Citigroup, Inc. shares, which were up 43% in 2010. Additional positive contributors were a few of the mutual holding conversion investments, such as ViewPoint Financial Group and select mortgage REITS, Two Harbors Investment Corp. and Pennymac Mortgage Investment Trust. As the market improved, conversion stocks were back in focus. These investments have converted at attractive valuations and have plenty of capital to put to work either through share repurchases or acquisitions. Historical patterns suggest that after three years, more than half will be sellers. As has been discussed throughout the year we continue to favor the mortgage REITS for their ability to take advantage of the dislocation in the mortgage market, buy assets at significant discounts and generate generous dividends.
Looking Forward
So what is in the cards for 2011? We are anticipating renewed revenue growth, capital deployment and acceleration in consolidation activity. The FDIC’s list of problem banks stood at 860 as of September 30th, 2010. FDIC-assisted deals are expected to continue. Active management teams in 2010, having gained relevant experience in participation thus far, will continue to evaluate the benefits going forward. As the economy improves, so too will the operating environment for the financial sector, which will drive better performance and a return to traditional banking, dividends and share repurchases. We appreciate your confidence and your loyalty over the past year and we look forward to the breadth of opportunities that will be upon us in the coming years.
6   FINANCIAL INDUSTRIES FUND

PORTFOLIO INVESTMENTS
Asset Allocation (as a % of net assets)

Long Positions	94.29%
Short Positions	(21.96)%
Cash and Other Assets, Less Liabilities	27.67%

100.00%

The fund seeks capital appreciation.

Top Industries
(as a % of Net Assets)	Long %	Short %	Net %

Banks — Regional	25.22%	-8.37%	16.85%
Thrifts & Mortgage Finance	21.03%	-2.36%	18.67%
Real Estate Investment Trusts	14.07%	-4.34%	9.73%
Other Diversified Financial Services	13.97%	-0.02%	13.95%
Investment Banking & Brokerage	13.80%	-0.16%	13.64%
Diversified Banks	4.74%	-1.54%	3.20%
Asset Management & Custody Banks	0.97%	-1.01%	-0.04%
Property & Casualty Insurance	0.49%	0.00%	0.49%
Life & Health Insurance	0.00%	-4.16%	-4.16%

	94.29%	-21.96%	72.33%

Top 10 Common Stock Holdings	% net
(Net of written options)	assets

Pennymac Mortgage Investment Trust	5.56%
Western Liberty Bancorp	5.31%
Invesco Mortgage Capital, Inc.	5.12%
Gleacher & Co., Inc.	4.82%
Northwest Bancshares, Inc.	4.73%
1st United Bancorp, Inc.	4.71%
Cowen Group, Inc., Class A	4.55%
Centerstate Banks, Inc.	4.52%
TFS Financial Corp.	3.99%
Oriental Financial Group, Inc.	3.83%

47.14%

TOTAL RETURN †
Growth of $10,000 Since Inception

	with no	with max.
Average	sales charge	sales charge
Annual Returns	or CDSC	or CDSC

Class A
One year	2.41%	(2.71)%
Three years	7.65%	5.83%
Five years	7.58%	6.49%
Since inception	9.01%	8.18%
Class C
One year	1.69%	0.69%
Three years	6.89%	6.89%
Five years	6.84%	6.84%
Since inception	8.26%	8.26%
Class I
One year	2.93%	2.93%
Since inception	6.16%	6.16%

	with no	with max.
Cumulative	sales charge	sales charge
Total Returns	or CDSC	or CDSC

Class A
One year	2.41%	(2.71)%
Three years	24.77%	18.53%
Five years	44.15%	36.94%
Since inception	77.89%	69.00%
Class C
One year	1.69%	0.69%
Three years	22.15%	22.15%
Five years	39.25%	39.25%
Since inception	69.80%	69.80%
Class I
One year	2.93%	2.93%
Since inception	6.43%	6.43%
Performance Over
the Past Year
The Fund underperformed both its sector and peer group.
The sector is represented by the KBW Bank Index, a capitalization weighted index composed of 24 diverse stocks representing national money center banks and leading regional institutions.
The peer group is represented by the funds in the Morningstar Specialty — Financial investment category.
Modern Portfolio Theory Statistics**
Three-Year Range

Beta	0.75
R2	67.40
Alpha	9.60
Standard Deviation	20.32
Sharpe Ratio	0.43

*	Keep in mind that indices have no management fees or brokerage costs.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

**	Source: Morningstar Direct
FINANCIAL INDUSTRIES FUND   7

Burnham U.S. Government Money Market Fund

Ticker Symbol	BUTXX
Portfolio Manager

Seth H. Frimere
Reich & Tang Asset Management LLC
Since inception
Minimum Investment

Regular accounts	$2,500
IRAs	$100
Asset Values

Net assets, in millions	$270.65
Net asset value per share	$1.00
Expense Ratios*

Gross	0.75%
Net (after reimbursement)	0.25%
Inception October 13, 1999
YIELD AND TOTAL RETURN*
Yield and Maturity — Burnham U.S. Government Money Market Fund

Daily Yield	0.00%
7-day effective yield	0.00%
30-day effective yield	0.00%
Weighted average days to maturity	31
Average Annual Return — Burnham U.S. Government Money Market Fund

One Year	0.00%
Three Years	0.38%
Five Years	1.93%
Ten Years	1.73%
Cumulative Total Return — Burnham U.S. Government Money Market Fund

One Year	0.00%
Three Years	1.16%
Five Years	10.04%
Ten Years	18.72%

*	The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or there redemption of fund shares. Past performance is not indicative of future results.
You should consider the investment objectives, risks, charges and expenses of each Fund. The Funds’ prospectuses are available at www.burnhamfunds.com.
BURNHAM

U.S. Government Money Market Fund
“Each day has the potential for a news-worthy event that may warrant some action and we will continue to adapt our strategy for each one as it emerges.”

Seth Frimere
Portfolio Manager
2010 has been put to rest and the one encouraging, yet highly scrutinized, theory to recently emerge is the faint existence of an economic recovery. The equity market has continued to rebound, recent earning reports have been generally positive, and inflationary numbers remain subdued. In most cases, these observations would support the existence of a resurgent economy and the end to one of our worst economic periods on record. However, the most integral piece of data required to support this theory is absent; positive employment growth. In fact, the lack of significant or even consistent improvement in recently observed employment data heavily supports the skepticism towards the true strength and longevity of any immediate or future rebound. This uncertainty permeates the thoughts and actions of both producers and consumers and it continues to be one of the primary hurdles to a promising future. There is a great deal of idle cash and capacity for investment, but the fear of a “double dip” recession retards any incentive or desire to put these assets to work. Regardless of any government sponsored stimulus or support, the absence of confidence will always negate any effort to foster growth.
The Federal Open Market Committee continues to focus their efforts towards their dual mandate of maintaining price stability and fostering maximum employment. They approved the implementation of a second round of quantitative easing in the form of additional purchases of longer term treasuries (maturities of 2 years and further) in order to support lower short term interest rates. However, there remains dissention among its members regarding the duration of this low interest rate environment and how these actions may actually cause more harm in the future by encouraging the next asset bubble scenario. They have been able to agree upon the collective frustration that “progress towards the committee’s objectives has been disappointingly slow.”
Ultimately, every interested party in government and those affected by their enacted policies are jointly focused on stimulating a rebirth in our economy. There have been various publications approximating the timing of such a rebirth, but each opinion is a theory itself. We believe that some proof of an economic resurgence may be visible by the end of 2011. However, global economic data and geo-political events are always a daily concern that forces all theories to be amended on a regular basis. Each day has the potential for a news-worthy event that may warrant some action and we will continue to adapt our investment strategy to account for each one as it emerges. Safety and preservation of capital has always been our primary goal, therefore, we will continue to be cautious with any of our purchases to maintain liquidity and preserve capital in the fund.
PORTFOLIO INVESTMENTS
Burnham U.S. Government Money Market Fund
Asset Allocation by Maturity (as a % of net assets)
Burnham U.S. Government Money Market Fund
Asset Allocation by Type (as a % of market value)
8   MONEY MARKET FUND

The
FINANCIAL PAGES
About the Information in this Section
On these pages, you’ll find some general background about Burnham Investors Trust as well as details about each fund.
The tables showing financial results are intended to give a picture of each fund’s operations over the reporting period as well as a “snapshot” of its assets and liabilities as of the report date.
The text and notes in this section provide context and further detail. These are an integral part of the financial statements: a reader would not be able to gain an accurate understanding of the financial information without reading the text and notes.
ABOUT THE FUNDS
Business Structure
The funds are part of Burnham Investors Trust (the “trust”), a Delaware statutory trust. The trust is registered with the U.S. Securities and Exchange Commission as an open-end investment company, commonly known as a mutual fund. Each fund is a diversified series of the trust, with the exception of Burnham Financial Industries Fund, which is non-diversified.
Burnham Financial Services Fund and Burnham U.S. Government Money Market Fund began operations after the creation of the trust on August 20, 1998. The Burnham Financial Industries Fund commenced operations on April 30, 2004. The Burnham Fund commenced operations in 1975.
Shareholder Returns
Shareholders can obtain the most recent fund returns by calling 1-(800)-874-3863 or on the Trust’s website at http://www.burnhamfunds.com.
Administration
The following entities handle the funds’ main activities:
Adviser/Administrator
Burnham Asset Management Corporation
1325 Avenue of the Americas
New York, NY 10019
Manages each fund’s assets, either directly or by choosing a subadviser, provides offices and personnel, and supervises non-investment-related operations.
Distributor
Burnham Securities Incorporated
1325 Avenue of the Americas
New York, NY 10019
Under the funds’ (non-money market fund) 12b-1 plans, the distributor must use its best efforts to sell shares of each fund and share class.
Transfer Agent
BNY Mellon
760 Moore Road
King of Prussia, PA 19406
Handles shareholder transactions in fund shares.
Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109
Holds and settles the funds’ portfolio securities.
Legal Counsel
Drinker Biddle & Reath LLP
One Logan Square,
Suite 2000
Philadelphia, PA 19103
Oversees legal affairs for the trust.
Share Classes
The funds offer share classes, as follows:
•	One share class, without redemption fee

Burnham U.S. Government Money Market Fund

•	Two share classes, Class A having a maximum front-end sales charge of 5.00% and Class C having a maximum back-end sales charge of 1.00%.

Burnham Fund*

Burnham Financial Services Fund*

•	Three share classes, Class A having a maximum front-end sales charge of 5.00%, Class C having a maximum back-end sales charge of 1.00% and Class I without a sales charge.

Burnham Financial Industries Fund
The Contingent Deferred Sales Charge (“CDSC”) on Class B shares declines to zero after six years of owning the shares, and doesn’t apply to shares acquired through reinvestment.
The CDSC on Class C shares declines to zero after the first year and doesn’t apply to shares acquired through reinvestment.
Each fund keeps track of its share sales by share class. The trust may issue any number of shares of each fund and class.

*	Burnham Fund and Burnham Financial Services Fund formerly offered Class B shares. Class B having a maximum CDSC of 5.00%. Since June 30, 2004, Class B shares are no longer offered to new investors. After 8 years, the existing Class B shares will automatically convert to Class A shares.
Distributions to Shareholders
Each fund distributes its net investment income and net realized capital gains to shareholders every year. The funds intend to qualify as regulated investment companies under the provisions of the Internal Revenue Code of 1986, as amended, allowing them to pay no federal income taxes.
Burnham U.S. Government Money Market Fund expects to declare income distributions daily and pay them monthly; Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund expect to declare and pay income distributions once a year. Except for the Burnham U.S. Government Money Market Fund, which is not designed to generate capital gains, each fund expects to declare and pay distributions from net realized capital gains once a year.
FINANCIAL PAGES   9

ABOUT THE FINANCIAL STATEMENTS
The financial statements for the funds appear on the following pages. These statements cover the funds’ activities over the report period and show where each fund stood as of the last day of the period (in this case, December 31, 2010).The financials appear on a fund-by-fund basis, with the funds in the same order as in the performance discussions earlier in this report.
Portfolio Holdings
Each fund provides a complete listing of the investments in its portfolio, as those investments were on the report date. Holdings are grouped by type. For those funds that invest in stocks, we show each portfolio company according to the industry in which it is grouped. The groupings that we use are based on those used by Standard & Poor’s Financial Services LLC, with minor modifications. The percentage numbers that appear by the category headings show the percentage of a fund’s net assets represented by that category of security.
Because securities change in value and the funds buy and sell investments, each fund’s holdings are likely to have been different earlier in the report period, and they are also likely to have changed since the report date. However, they do give an accurate picture of the fund at a particular moment in time.
Statement of Assets and Liabilities
Each fund’s Statement of Assets and Liabilities is its balance sheet, showing where the fund stood as of the report date. We present each fund’s total assets and its total liabilities; the difference between the two is the fund’s net assets.
Statement of Operations
The Statement of Operations shows what a fund earned over the course of the time period covered by the report, as well as what it spent. Each fund’s Statement of Operations also totals the fund’s gains and losses on investments, counting those gains and losses that the fund may have realized and those that remain unrealized (that is, losses or gains that were only “on paper” as of the end of the report period).
Statement of Changes in Net Assets
Three major factors determine the size of a mutual fund’s assets: the performance of its investments, how much money investors put in or take out, and amounts paid out in dividends. Each fund’s Statement of Changes in Net Assets reflects all of these factors (along with other factors that affect asset size), showing the overall change in a fund’s size from the beginning of the report period to the end.
Financial Highlights
These show, in summary form, each fund’s performance for the past five years (or less, in the case of new funds). In semi-annual reports, there are also figures for the six-month report period. The information in the first part of each Financial Highlights table reflects financial results for a single fund share. For each fund, the total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions and excluding all sales charges.
Risks not Reflected in Balance Sheets
Except for the U.S. Government Money Market Fund, the funds have the ability to use various techniques and securities that may affect a fund’s investment results and risk profile in ways that are not reflected on its balance sheet. These include written options, purchased options and short sales. To accurately assess the potential impact of these investments on the fund, it’s necessary to consider not just the financial instruments themselves but all related and offsetting positions the fund may hold.
ACCOUNTING POLICIES
The following are brief descriptions of the accounting policies the funds have used in preparing the financial statements in this report. These policies are consistent with generally accepted accounting principles for U.S. mutual funds.
Valuing Securities
Fair Value Pricing
Each fund (other than the Burnham U.S. Government Money Market Fund) values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. A fund that uses fair value to price securities may value those securities higher or lower than a fund that uses market quotations. By its nature a fair value price is an estimate and differences between fair value and what a security is sold for could be material. Securities for which market quotations are not readily available, or that have quotations which Management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. For additional information see Note 15 to the Notes to Financial Statements.
The funds use these methods to value portfolio securities:
Stocks and other equities are valued at the last quoted sales price as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) or the NASDAQ Official Closing Price (“NOCP”) on the valuation date. If there are no trades or there is no closing price that day, securities are valued at the last available or official bid price.
Bonds and other debt securities (except for short-term securities) are valued according to prices obtained from independent pricing services or from a principal market maker. These services rely either on the latest bid and asked prices or on a matrix system that assigns values based on a number of factors, such as security prices, yields, maturities, and ratings.
Money market instruments and other temporary cash investments are valued differently depending on the fund. The Burnham U.S. Government Money Market Fund values them at amortized cost, which approximates fair value, by amortizing any discount or premium in a straight line from the present to the maturity date. The remaining funds use this method for temporary cash investments whose maturity is less than 60 days. For temporary cash investments whose maturity is longer than 60 days, the remaining funds value them the same way bonds are valued.
10   FINANCIAL PAGES

Repurchase agreements, which each fund can use as long as the counterparties meet the Trustees’ credit standards, are recorded at cost. Any repurchase agreements must be fully collateralized by U.S. government securities, which are held by a custodian bank until the agreements mature. These securities are monitored daily to ensure that their value (including interest) is at least 102% of the amount owed to a fund under the related repurchase agreement. In the event of counterparty default, a fund has the right to use the collateral to offset losses incurred. There is potential loss in the event a fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.
Option Contracts were written or purchased by the non-money market funds to manage exposure to certain changes in the market or as a substitute for securities transactions. When a Fund writes a call or put option, it records the amount received as an asset and an equivalent amount as a liability. The fund subsequently marks-to-market the liability to reflect the current value of the option written. The writing or purchase of put or call options may result in losses to the fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than or lower than in current market values, limit the amount of appreciation the fund can realize on its investments or cause the fund to hold a security it might otherwise sell or sell a security it might otherwise hold. When an option expires or is offset, the fund records a gain or loss (separate from any unrealized gain or loss on the underlying security). When a counterparty exercises a call option that the fund wrote, the fund adds the proceeds from the delivery of the underlying security to the amount originally received and records the resulting gain or loss.
Exchange traded options are valued at the last sale price, or if no sales are reported, options are valued at the last bid price for purchased options and for written options.
Short Sales
The non-money market funds may take “short” positions (i.e., sell “short”) in securities of companies believed to be overvalued, with a maximum short exposure limit of 25% of net assets, which is measured daily by management. During the period ended December 31, 2010, the Burnham Financial Industries Fund sold short to hedge its long positions in periods of market decline and to take advantage of negative information about companies gained from the Adviser’s research. When a fund enters into a short sale, the fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked-to-market to reflect the market value of the securities sold short. The fund may also incur a dividend expense if a security that has been sold short declares a dividend. Until the fund replaces a borrowed security, it will maintain in a segregated account at all times; cash, U.S. government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker or custodian as collateral will at least equal the current market value of the security sold short. All short sales must be collateralized as required by law or agreement with the fund’s prime broker. The fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.
Short sales involve elements of market risk and exposure to loss in excess of the amounts reflected in the Statement of Assets and Liabilities. This risk is potentially unlimited, as a fund that sells a security short without hedging will be exposed to any market value increase. During the period, only Burnham Financial Industries Fund engaged in short sales.
Accounting for Portfolio Transactions
The funds account for purchases and sales of portfolio securities as of each security’s trade date. The funds determine realized gains and losses based on identified cost (the same basis used for federal income tax purposes). When the funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes. The funds record interest income as it accrues. Amortization of all premiums and discounts relating to fixed income securities are calculated using the effective yield method.
Multiple Class Allocations
Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.
Distributions and Taxes
The funds record distributions on the ex-dividend date. On occasion, a fund may make reclassifications among some of its capital accounts. This could have the effect of changing the nature of certain distributions that have already been made, which could have tax implications for shareholders. The fund would only make reclassifications consistent with federal tax regulations.
Affiliated Parties
Certain trustees and officers of the trust may also be trustees, officers and/or employees of the adviser, administrator, or distributor. The trust paid only trustees not currently affiliated with the trust. None of the trust’s officers received any compensation from the trust.
Expenses
Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund. Fund expenses that are not class specific are allocated to each class based upon its relative proportion of net assets to the fund’s total net assets. Differences in class-level expenses may result in payment of different per share dividends by class.
Use of Management Estimates
Management has had to make certain estimates and assumptions in computing net asset value and preparing the financial statements, so the actual cash amounts received or paid for a fund’s assets, liabilities, income, and other items may ultimately differ from what is shown here.
Securities Lending
The funds lend securities to brokers, dealers, and other financial organizations to earn additional income. Each security on loan is collateralized with segregated assets held with the custodian in an amount equal to or greater than the current market value of the loaned securities.
When a fund lends securities, there is a risk that the borrower may fail to return the securities. As a result, the fund may incur a loss or, in the event of a borrower’s bankruptcy, may be delayed in, or prevented from, liquidating the collateral. The fund will bear the risk of loss with respect to the investment of cash collateral.
FINANCIAL PAGES   11

Burnham Fund
Portfolio Holdings As of December 31, 2010

	Number of
	Shares	Value

Common Stocks 90.36% (percentage of net assets)
CONSUMER DISCRETIONARY 15.91%
Auto Manufacturers 5.03%
• Ford Motor Co.	200,000	$3,358,000
• General Motors Co.	20,000	737,200

		4,095,200

Casino & Gaming 1.97%
• Las Vegas Sands Corp.	35,000	1,608,250

Restaurants 8.91%
• Chipotle Mexican Grill, Inc., Class A	17,000	3,615,220
McDonald’s Corp.	35,000	2,686,600
Starbucks Corp.	30,000	963,900

		7,265,720

Total Consumer Discretionary (cost: $6,969,472)		12,969,170

CONSUMER STAPLES 2.67%
Drug Retail 1.07%
CVS Caremark Corp.	25,000	869,250

Soft Drinks 1.60%
PepsiCo, Inc.	20,000	1,306,600

Total Consumer Staples (cost: $1,520,402)		2,175,850

ENERGY 20.70%
Integrated Oil & Gas 2.24%
Chevron Corp.	20,000	1,825,000

Oil & Gas — Exploration & Production 5.17%
BreitBurn Energy Partners LPa	50,000	1,006,000
Devon Energy Corp.	30,000	2,355,300
• McMoRan Exploration Co.[a]	50,000	857,000

		4,218,300

Oil & Gas — Storage & Transportation 13.29%
Copano Energy LLC[a]	40,000	1,350,000
• Kinder Morgan Management LLC[a]	48,154	3,220,549
MarkWest Energy Partners LP	30,000	1,299,300
TC Pipelines LP	30,000	1,560,000
The Williams Companies, Inc.	100,000	2,472,000
Williams Partners LPa	20,000	933,000

		10,834,849

Total Energy (cost: $8,793,425)		16,878,149

FINANCIAL SERVICES 9.40%
Consumer Finance 2.90%
American Express Co.	55,000	2,360,600

Life & Health Insurance 2.18%
MetLife, Inc.	40,000	1,777,600

Other Diversified Financial Services 4.32%
Bank of America Corp.	80,000	1,067,200
• Citigroup, Inc.	250,000	1,182,500
JPMorgan Chase & Co.	30,000	1,272,600

		3,522,300

Total Financial Services (cost: $4,196,092)		7,660,500

HEALTH CARE 2.54%
Health Care Equipment 1.26%
• Intuitive Surgical, Inc.	4,000	1,031,000

Pharmaceuticals 1.28%
Teva Pharmaceutical Industries Ltd. — ADR	20,000	1,042,600

Total Health Care (cost: $2,004,346)		2,073,600

INDUSTRIALS 7.91%
Construction & Engineering 1.62%
Fluor Corp.	20,000	1,325,200

Construction, Farm Machinery & Trucks 3.45%
Caterpillar, Inc.	30,000	2,809,800

Industrial Conglomerates 1.68%
General Electric Co.	75,000	1,371,750

Railroads 1.16%
Norfolk Southern Corp.	15,000	942,300

Total Industrials (cost: $3,541,520)		6,449,050

INFORMATION TECHNOLOGY 23.67%
Communications Equipment 0.99%
• Cisco Systems, Inc.	40,000	809,200

Computer Hardware 17.01%
• Apple, Inc.	30,000	9,676,800
• EMC Corp.	50,000	1,145,000
Hewlett-Packard Co.	20,000	842,000
International Business Machines Corp.	15,000	2,201,400

		13,865,200

Internet Software & Services 3.37%
• Baidu, Inc. — ADR	10,000	965,300
• Google, Inc., Class A	3,000	1,781,910

		2,747,210

Systems Software 2.30%
Oracle Corp.	60,000	1,878,000

Total Information Technology (cost: $8,284,587)		19,299,610

12 BURNHAM FUND	See Notes to Financial Statements

Burnham Fund
Portfolio Holdings (Continued) As of December 31, 2010

	Number of
	Shares	Value

MATERIALS 3.95%
Diversified Metals & Mining 3.95%
• Coeur d’Alene Mines Corp.	30,000	$819,600
Freeport-McMoRan Copper & Gold, Inc.	20,000	2,401,800

		3,221,400

Total Materials (cost: $1,928,476)		3,221,400

TELECOMMUNICATIONS SERVICES 3.61%
Diversified Telecommunications Services 0.00%
Frontier Communications Corp.	101	983

Integrated Telecommunications Services 3.61%
CenturyLink Inc.[a]	25,000	1,154,250
Verizon Communications, Inc.	50,000	1,789,000

		2,943,250

Total Telecommunications Services (cost: $2,409,774)		2,944,233

Total Common Stocks (cost: $39,648,094)		73,671,562

Preferred Stock 0.67% (percentage of net assets)
CONSUMER DISCRETIONARY 0.67%
Auto Manufacturers 0.67%
General Motors Co.	10,000	541,100

Total Consumer Discretionary (cost: $501,817)		541,100

Total Preferred Stock (cost: $501,817)		541,100

Exchange Traded Fund 3.40%
• SPDR Gold Trust	20,000	2,774,400

Total Exchange Traded Fund (cost: $1,538,510)		2,774,400

Short-Term Instruments[b] 16.50% (percentage of net assets)

Money Market Fund 9.41%

Invesco Aim Short-Term
Investment Trust — Liquid
Assets Portfolio[c]	7,669,269	7,669,269

Total Money Market Fund (cost: $7,669,269)		7,669,269

	Face
	Value	Value

Time Deposit 7.09%
Citibank 0.03%, 1/03/11	$5,783,626	$5,783,626

Total Time Deposit (cost: $5,783,626)		5,783,626

Total Short-Term Instruments (cost: $13,452,895)		13,452,895

Total Investments 110.93% (Cost: $55,141,316)		$90,439,957

Liabilities, less cash and other assets (10.93)%		(8,910,005)

Net Assets 100.00%		$81,529,952

Federal Income Tax Basis of Investment Securities

The tax cost of the fund at December 31, 2010, based on securities owned was $55,285,767. The unrealized gross appreciation/ (depreciation) for all securities in the fund at December 31, 2010 was $35,389,591 and $(235,401), respectively.

•	Indicates securities that do not produce income.

a	All or portion of security out on loan.

b	Inclusive of all short-term holdings, including collateral received from security lending activities. Not including such collateral, the percentage of portfolio holdings would be 7.09%.

c	Represents investment of collateral received from securities lending transactions.

ADR — American Depositary Receipt

See Notes to Financial Statements	BURNHAM FUND 13

BURNHAM Financial Services Fund
Portfolio Holdings As of December 31, 2010

	Number of
	Shares	Value

Common Stocks 94.68% (percentage of net assets)
BANKS 40.17%
Banks — Regional 40.17%
• 1st United Bancorp, Inc.	359,150	$2,481,727
Alliance Financial Corp.	12,500	404,375
• Ameris Bancorp[a]	50,000	527,000
Bancorp Rhode Island, Inc.	35,620	1,036,186
Berkshire Hills Bancorp, Inc.	25,000	552,500
Centerstate Banks, Inc.	200,000	1,584,000
• Connecticut Bank & Trust Co.	60,100	336,560
• First California Financial Group, Inc.	275,270	770,756
FirstMerit Corp.	50,000	989,500
• Guaranty Bancorp	400,000	564,000
• Heritage Financial Corp.	25,000	348,000
Home Bancshares, Inc.	5,472	120,548
• Jacksonville Bancorp, Inc.	57,701	425,833
Midsouth Bancorp, Inc.	15,000	230,400
• OmniAmerican Bancorp, Inc.	80,000	1,084,000
Oriental Financial Group, Inc.[b]	214,605	2,680,416
• Popular, Inc.	300,666	944,091
Porter Bancorp, Inc.	224,574	2,315,358
SCBT Financial Corp.	13,000	425,750
• Seacoast Banking Corporation of Florida	529,706	773,371
Sterling Bancorp	100,000	1,047,000
Tower Bancorp, Inc.	28,800	634,752
• United Community Banks, Inc.[a]	299,366	583,764
Washington Banking Co.	27,188	372,748
Webster Financial Corp.	35,000	689,500
Wilmington Trust Corp.	10,000	43,400
		21,965,535

Total Banks (cost: $23,981,950)		21,965,535

DIVERSIFIED FINANCIALS 22.87%
Investment Banking & Brokerage 6.88%
• Cowen Group, Inc., Class A	570,000	2,656,200
• FBR Capital Markets Corp.	125,000	477,500
• Gleacher & Co., Inc.	266,654	631,970

		3,765,670

Other Diversified Financial Services 4.37%
Bank of America Corp.[b]	25,000	333,500
Bryn Mawr Bank Corp.	25,000	436,250
• Western Liberty Bancorp[11]	297,479	1,618,286

		2,388,036

Property & Casualty Insurance 2.94%
• Majestic Capital Ltd.	35,314	151,497
Radian Group, Inc.[b]	70,000	564,900
• The PMI Group, Inc.[a,b]	270,000	891,000

		1,607,397

Real Estate Investment Trusts 8.12%
Invesco Mortgage Capital, Inc.	17,180	375,211
Pennymac Mortgage Investment Trust	146,868	2,665,654
Two Harbors Investment Corp.	143,069	1,400,646

		4,441,511

Unregistered Investment Company 0.56%
• Peregrine Holdings LLC[11,12,c]	275,000	303,821

Total Diversified Financials (cost: $15,542,716)		12,506,435

THRIFTS & MORTGAGE FINANCE 31.64%
Thrifts & Mortgage Finance 31.64%
• Bank of Atlanta[12,c]	228,572	285,715
Beacon Federal Bancorp, Inc.	67,025	790,895
• Beneficial Mutual Bancorp, Inc.	167,343	1,477,639
Charter Financial Corp.	130,000	1,157,000
• Chicopee Bancorp, Inc.	113,553	1,436,446
Citizens South Banking Corp., Inc.	432,167	1,858,318
FedFirst Financial Corp.[a]	20,000	275,200
• Flagstar Bancorp, Inc.[a]	132,500	215,975
Heritage Financial Group, Inc.	100,000	1,242,000
• Investors Bancorp, Inc.	114,500	1,502,240
• Meridian Interstate Bancorp, Inc.	50,000	589,500
Parkvale Financial Corp.	17,024	156,280
People’s United Financial, Inc.	75,000	1,050,750
Rome Bancorp, Inc.	28,522	342,834
TFS Financial Corp.	292,975	2,642,635
• United Western Bancorp, Inc.	971,180	281,739
ViewPoint Financial Group	50,760	593,384
• Walker & Dunlop, Inc.	80,000	807,200
Washington Federal, Inc.	35,000	592,200

		17,297,950

Total Thrifts & Mortgage Finance (cost: $22,339,957)		17,297,950

Total Common Stocks (cost: $61,864,623)		51,769,920

Warrants 0.09% (percentage of net assets)

BANKS 0.09%
Banks — Regional 0.09%
• Porter Bancorp, Inc., Expires 06/30/15	45,651	50,339

Total Banks (cost: $0)		50,339

Total Warrants (cost: $0)		50,339

14 FINANCIAL SERVICES FUND	See Notes to Financial Statements

BURNHAM Financial Services Fund
Portfolio Holdings (Continued) As of December 31, 2010

	Face
	Value	Value

Short-Term Instruments[d] 7.74% (percentage of net assets)
Certificate of Deposit 0.18%
Eastern Bank 1.50%, 11/25/11	$100,000	$100,000

Total Certificate of Deposit (cost: $100,000)		100,000

	Number of
	Shares
Money Market Fund 1.45%
Invesco Aim Short-Term
Investment Trust — Liquid
Assets Portfolio[e]	790,636	790,636

Total Money Market Fund (cost: $790,636)		790,636

	Face
	Value
Time Deposit 6.11%
Citibank 0.03%, 1/03/11	$3,341,657	3,341,657

Total Time Deposit (cost: $3,341,657)		3,341,657

Total Short-Term Instruments (cost: $4,232,293)		4,232,293

Total Investments 102.51% (Cost: $66,096,916)		$56,052,552

Call options written (0.01)% (Premiums received: $72,625)		(3,975)

Liabilities, less cash and other assets (2.50)%		(1,369,283)

Net Assets 100.00%		$54,679,294

	Number of
	Contracts	Value

Call Options Written (0.01)%
Bank of America Corp. Calls
@ 17.5 due Jan 11	150	$(150)

Oriental Financial Group, Inc. Calls
@ 15 due Feb 11	100	(500)
@ 17.5 due Feb 11	120	(1,200)
@ 17.5 due May 11	100	(1,250)

		(2,950)

Radian Group, Inc. Calls
@ 15 due Jan 11	150	(375)

The PMI Group, Inc. Calls
@ 5 due Jan 11	200	(500)

Total Call Options Written (Premiums received: $72,625)		$(3,975)

Federal Income Tax Basis of Investment Securities

The tax cost of the fund at December 31, 2010, based on securities owned was $66,634,980. The unrealized gross appreciation/ (depreciation) for all securities in the fund at December 31, 2010 was $4,569,036 and $(15,151,464), respectively.

•	Indicates securities that do not produce income.

a	All or portion of security out on loan.

b	Securities or partial securities on which call options were written.

c	Indicates a fair valued security. Total market value for fair valued securities is $589,536, representing 1.08% of net assets. See Note 15 to the financial statements.

d	Inclusive of all short-term holdings, including collateral received from security lending activities. Not including such collateral, the percentage of portfolio holdings would be 6.29%.

e	Represents investment of collateral received from securities lending transactions.

See Notes to Financial Statements	FINANCIAL SERVICES FUND 15

BURNHAM Financial Industries Fund
Portfolio Holdings As of December 31, 2010

	Number of
	Shares	Value

Common Stocks 94.17% (percentage of net assets)
BANKS 29.84%
Banks — Regional 25.10%
• 1st United Bancorp, Inc.[a]	846,450	$5,848,970
Alliance Financial Corp.	25,000	808,750
Bancorp Rhode Island, Inc.	20,690	601,872
Centerstate Banks, Inc.[a]	709,000	5,615,280
• Connecticut Bank & Trust Co.	71,374	399,694
• First California Financial Group, Inc.[b]	573,060	1,604,568
FirstMerit Corp.[a]	125,000	2,473,750
• Jacksonville Bancorp, Inc.	173,106	1,277,522
KeyCorp[c]	50,000	442,500
Oriental Financial Group, Inc.[c]	382,220	4,773,928
Porter Bancorp, Inc.[a]	302,637	3,120,188
• Seacoast Banking Corporation of Florida	1,391,706	2,031,891
Webster Financial Corp.	105,000	2,068,500
Wilmington Trust Corp.	30,000	130,200

		31,197,613

Diversified Banks 4.74%
Comerica, Inc.[c]	75,000	3,168,000
U.S. Bancorp[c]	75,000	2,022,750
Wells Fargo & Co.[c]	22,500	697,275

		5,888,025

Total Banks (cost: $34,269,070)		37,085,638

DIVERSIFIED FINANCIALS 43.30%
Asset Management & Custody Banks 0.97%
Invesco Ltd.[c]	50,000	1,203,000

Investment Banking & Brokerage 13.80%
• Cowen Group, Inc., Class Aa	1,212,495	5,650,227
• FBR Capital Markets Corp.	375,000	1,432,500
• Gleacher & Co., Inc.[b]	2,527,564	5,990,326
Morgan Stanley[c]	150,000	4,081,500

		17,154,553

Other Diversified Financial Services 13.97%
Bank of America Corp.[c]	55,000	733,700
• Citigroup, Inc.[a]	1,000,000	4,730,000
JPMorgan Chase & Co.[c]	75,000	3,181,500
PNC Financial Services Group, Inc.[c]	35,000	2,125,200
• Western Liberty Bancorp[11,a]	1,212,690	6,597,034

		17,367,434

Property & Casualty Insurance 0.49%
Radian Group, Inc.[c]	75,000	605,250

Real Estate Investment Trusts 14.07%
Invesco Mortgage Capital, Inc.	291,540	6,367,233
Pennymac Mortgage Investment Trust[a]	380,868	6,912,754
Two Harbors Investment Corp.	429,206	4,201,927

		17,481,914

Total Diversified Financials (cost: $54,348,838)		53,812,151

THRIFTS & MORTGAGE FINANCE 21.03%
Thrifts & Mortgage Finance 21.03%
Beacon Federal Bancorp, Inc.	192,616	2,272,869
Citizens South Banking Corp., Inc.	249,009	1,070,739
• Investors Bancorp, Inc.[a]	279,000	3,660,480
New York Community Bancorp, Inc.	50,000	942,500
Northwest Bancshares, Inc.[a]	500,000	5,880,000
TFS Financial Corp.[a]	550,000	4,961,000
ViewPoint Financial Group[a]	349,245	4,082,674
• Walker & Dunlop, Inc.[b]	240,000	2,421,600
Washington Federal, Inc.	50,000	846,000

		26,137,862

Total Thrifts & Mortgage Finance (cost: $24,260,387)		26,137,862

Total Common Stocks (cost: $112,878,295)		117,035,651

Warrants 0.12% (percentage of net assets)
BANKS 0.12%
Banks — Regional 0.12%
• Porter Bancorp, Inc., Expires 06/30/15	136,956	151,021

Total Banks (cost: $0)		151,021

Total Warrants (cost: $0)		151,021

	Face
	Value
Short-Term Instruments[d] 9.05% (percentage of net assets)
Certificate of Deposit 0.08%
Eastern Bank 1.50%, 11/25/11	$100,000	100,000

Total Certificate of Deposit (cost: $100,000)		100,000

	Number of
	Shares
Money Market Fund 2.17%
Invesco Aim Short-Term
Investment Trust — Liquid
Assets Portfolio[e]	2,692,980	2,692,980

Total Money Market Fund (cost: $2,692,980)		2,692,980

16 FINANCIAL INDUSTRIES FUND	See Notes to Financial Statements

BURNHAM Financial Industries Fund
Portfolio Holdings (Continued) As of December 31, 2010

	Face
	Value	Value

Time Deposit 6.80%
Citibank 0.03%, 1/03/11	$8,454,979	$8,454,979

Total Time Deposit (cost: $8,454,979)		8,454,979

Total Short-Term Instruments (cost: $11,247,959)		11,247,959

Total Investments 103.34% (Cost: $124,126,254)		$128,434,631

Short sales (21.39%) (Proceeds: $22,559,506)		(26,578,062)

Call options written (0.49)% (Premiums received: $714,285)		(615,150)

Put options written (0.08)% (Premiums received: $576,153)		(95,250)

Cash and other assets, less liabilities 18.62%		23,138,894

Net Assets 100.00%		$124,285,063

	Number of
	Shares
Short Sales (21.39)%
Asset Management & Custody Banks — (0.99)%
Northern Trust Corp.	7,500	$(415,575)
Prospect Capital Corp.	75,000	(810,000)

		(1,225,575)

Banks — Regional — (9.55)%
Associated Banc-Corp.	75,000	(1,136,250)
BancorpSouth, Inc.	75,000	(1,196,250)
Community Bank System, Inc.	60,000	(1,666,200)
Renasant Corp.	50,000	(845,500)
• Signature Bank	43,000	(2,150,000)
SunTrust Banks, Inc.	60,000	(1,770,600)
• SVB Financial Group	26,250	(1,392,562)
Synovus Financial Corp.	225,000	(594,000)
• Texas Capital Bancshares, Inc.	52,500	(1,116,675)

		(11,868,037)

Life & Health Insurance — (4.15)%
Aflac, Inc.	30,000	(1,692,900)
Principal Financial Group, Inc.	65,000	(2,116,400)
Torchmark Corp.	22,500	(1,344,150)

		(5,153,450)

Real Estate Investment Trusts — (4.34)%
Annaly Capital Management, Inc.	90,000	(1,612,800)
Post Properties, Inc.	75,000	(2,722,500)
Whitney Holding Corp.	75,000	(1,061,250)

		(5,396,550)

Thrifts & Mortgage Finance — (2.36)%
First Niagara Financial Group, Inc.	112,500	(1,572,750)
Provident Financial Services, Inc.	90,000	(1,361,700)

		(2,934,450)

Total Short Sales (Proceeds: $22,559,506)		(26,578,062)

	Number of
	Contracts	Value

Call Options Written (0.49)%
Bank of America Corp. Calls
@ 17.5 due Jan 11	250	$(250)

Comerica Inc. Calls
@ 36 due Jan 11	300	(190,500)
@ 40 due Jan 11	125	(35,125)
@ 42.5 due Apr 11	100	(26,000)
@ 45 due Jan 11	225	(9,450)

		(261,075)

Invesco Ltd. Calls
@ 25 due Jan 11	250	(5,000)
@ 25 due Apr 11	250	(25,000)

		(30,000)

JPMorgan Chase & Co. Calls
@ 45 due Jan 11	250	(7,000)

KeyCorp Calls
@ 10 due Jan 11	500	(500)

Morgan Stanley Calls
@ 25 due Jan 11	500	(121,000)
@ 27.5 due Jan 11	250	(15,250)
@ 29 due Jan 11	250	(4,750)
@ 30 due Jan 11	250	(1,500)
@ 30 due Apr 11	250	(16,750)

		(159,250)

Oriental Financial Group Inc. Calls
@ 15 due Feb 11	300	(1,500)
@ 17.5 due Feb 11	360	(3,600)
@ 17.5 due May 11	300	(3,750)

		(8,850)

PNC Financial Services Group, Inc. Calls
@ 62.5 due Jan 11	200	(17,000)
@ 65 due Jan 11	150	(4,350)

		(21,350)

Radian Group, Inc. Calls
@ 15 due Jan 11	450	(1,125)

U.S. Bancorp Calls
@ 25 due Jan 11	250	(53,750)
@ 27 due Mar 11	500	(63,000)

		(116,750)

Wells Fargo & Co. Calls
@ 32.5 due Jan 11	225	(9,000)

Total Call Options Written (Premiums received: $714,285)		(615,150)

Put Options Written (0.08)%
Aflac, Inc. Puts
@ 45 due May 11	75	(7,950)
@ 47 due Jan 11	150	(300)
@ 50 due Feb 11	75	(4,500)

		(12,750)

See Notes to Financial Statements	FINANCIAL INDUSTRIES FUND 17

BURNHAM Financial Industries Fund
Portfolio Holdings (Continued) As of December 31, 2010

	Number of
	Contracts	Value

Community Bank System, Inc. Puts
@ 20 due Feb 11	225	$(4,500)
@ 22.5 due Feb 11	225	(2,250)

		(6,750)

Fifth Third Bancorp Puts
@ 10 due May 11	2,000	(40,000)

M&T Bank Corp. Puts
@ 70 due Apr 11	250	(22,500)

Principal Financial Group, Inc. Puts
@ 22.5 due Jan 11	300	(1,500)
@ 24 due Jan 11	200	(500)
@ 26 due Jan 11	150	(750)

		(2,750)

SunTrust Banks, Inc. Puts
@ 20 due Apr 11	150	(3,000)
@ 21 due Jan 11	150	(75)
@ 22.5 due Jan 11	150	(150)
@ 24 due Jan 11	150	(900)

		(4,125)

SVB Financial Group Puts
@ 40 due Feb 11	150	(3,750)
@ 45 due Feb 11	75	(2,625)

		(6,375)

Total Put Options Written (Premiums received: $576,153)		$(95,250)

Federal Income Tax Basis of Investment Securities

The tax cost of the fund at December 31, 2010, based on securities owned was $125,356,850. The unrealized gross appreciation/ (depreciation) for all securities in the fund at December 31, 2010 was $11,273,312 and $(8,195,531), respectively.

•	Indicates securities that do not produce income.

a	Security or partial security segregated as collateral for securities sold short. The funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the fund.

b	All or portion of security out on loan.

c	Securities or partial securities on which call/put options were written.

d	Inclusive of all short-term holdings, including collateral received from security lending activities. Not including such collateral, the percentage of portfolio holdings would be 6.88%.

e	Represents investment of collateral received from securities lending transactions.

18 FINANCIAL INDUSTRIES FUND	See Notes to Financial Statements

BURNHAM U.S. Government Money Market Fund
Portfolio Holdings As of December 31, 2010

	Face
	Value	Value

Short-Term Instruments 100.00% (percentage of net assets)
U.S. Government Agency Obligations 30.58%
Federal Home Loan Bank 0.15%, 5/06/11	$33,700,000	$33,676,597

Federal Home Loan Mortgage Corp. 0.00%, 2/14/11	21,102,000	21,097,873

Federal National Mortgage Association
0.07%, 3/01/11	13,000,000	12,995,313
0.38%, 2/16/11	15,000,000	14,995,975

		27,991,288

Total U.S. Government Agency Obligations (cost: $82,765,758)		82,765,758

U.S. Government Asset Backed Commercial Paper 9.23%
Straight-A Funding, LLC 0.09%, 2/01/11	25,000,000	24,994,403

Total U.S. Government Asset Backed Commercial Paper (cost: $24,994,403)		24,994,403

Certificates of Deposit 8.13%
KBC Bank N.V. 0.44%, 2/08/11	11,000,000	11,000,116

Skandinaviska Enskilda Banken AB 0.36%, 1/12/11	11,000,000	11,000,034

Total Certificates of Deposit (cost: $22,000,150)		22,000,150

Commercial Paper 8.87%
Dexia Delaware, LLC 0.19%, 1/05/11	12,000,000	11,999,546

Société Générale 0.11%, 1/04/11	12,000,000	11,999,750

Total Commercial Paper (cost: $23,999,296)		23,999,296

Repurchase Agreements 43.08%
Bank of America Corp., 0.15% dated 12/31/10, to be repurchased at $16,600,208 on 1/03/11 (collateralized by par value of $16,750,696 GNMA, 3.54-4.50% due 11/20/40-1/15/46, value $16,932,001)	16,600,000	16,600,000

JPMorgan Chase & Co., 0.20% dated 12/31/10, to be repurchased at $35,000,583 on 1/03/11 (collateralized by par value of $45,407,877 GNMA, 4.00-7.00% due 5/15/13-10/15/51, value $35,700,301)	35,000,000	35,000,000

The Bank of New York Mellon Corp., 0.32% dated 12/31/10, to be repurchased at $35,000,933 on 1/03/11 (collateralized by par value of $79,138,727 FNMA, 3.50-7.00% due 9/01/13-1/01/41, value $35,700,000)	35,000,000	35,000,000

The Goldman Sachs Group, Inc., 0.14% dated 12/31/10, to be repurchased at $30,000,350 on 1/03/11 (collateralized by par value of $211,199,180 GNMA, 5.74-6.39% due 12/20/37-12/20/40, value $30,600,000)	30,000,000	30,000,000

Total Repurchase Agreements (cost: $116,600,000)		116,600,000

Time Deposit 0.11%
Wells Fargo & Co. 0.03%, 1/03/11	294,618	294,618

Total Time Deposit (cost: $294,618)		294,618

Total Short-Term Instruments (cost: $270,654,225)		270,654,225

Total Investments 100.00% (Cost: $270,654,225)*		$270,654,225

Liabilities, less cash and other assets 0.00%		(1,459)

Net Assets 100.00%		$270,652,766

*	Aggregate cost for federal tax purposes.

See Notes to Financial Statements	U.S. GOVERNMENT MONEY MARKET FUND 19

Statements of Assets & Liabilities As of December 31, 2010

		Burnham	Burnham	Burnham
	Burnham	Financial	Financial	U.S. Government
	Fund	Services Fund	Industries Fund	Money Market Fund

Assets
Investments:
Investments at cost of unaffiliated securities[9,15]	$55,141,316	$62,969,925	$112,809,291	$154,054,225
Investments at cost of affiliated securities[11,15]	—	3,126,991	11,316,963	—
Repurchase agreements	—	—	—	116,600,000
Net unrealized appreciation/(depreciation) of investments	35,298,641	(10,044,364)	4,308,377	—

Total investments at value	90,439,957	56,052,552	128,434,631	270,654,225
Cash	3,681	56,039	120,785	—
Cash on deposit for securities sold short	—	—	27,813,149	—
Dividends and interest receivable	32,200	36,440	327,380	16,235
Receivable for capital stock sold	11,132	359,173	399,920	3,515
Receivable for investments sold	—	722,437	2,167,310	—
Receivable from investment adviser[5]	—	—	—	134,400
Prepaid expenses	21,276	17,490	41,862	62,154

Total assets	90,508,246	57,244,131	159,305,037	270,870,529

Liabilities
Collateral on securities loaned at value[9]	7,669,269	790,636	2,692,980	—
Payable for dividend declared on short sales	—	—	121,675	—
Payable for fund shares redeemed	110,765	403,809	3,035,961	60
Payable for investments purchased	1,038,036	1,228,680	1,620,311	—
Short sales at value*	—	—	26,578,062	—
Options written at value**,6,16	—	3,975	710,400	—
Payable for auditing and legal fees	50,178	50,270	56,850	46,719
Payable for administration fees[1]	10,259	6,704	16,035	32,174
Payable for investment advisory fees[2]	41,035	33,518	96,440	92,898
Payable due to investment adviser[5]	—	57	67	—
Payable for distribution fees and service fees[3]	17,408	17,990	35,214	—
Payable for printing fees	4,640	5,396	11,105	7,128
Payable for transfer agent fees	12,386	7,772	11,315	4,429
Accrued expenses and other payables	24,318	16,030	33,559	34,355

Total liabilities	8,978,294	2,564,837	35,019,974	217,763

Net assets	$81,529,952	$54,679,294	$124,285,063	$270,652,766

Analysis of Net Assets[7]
By source:
Par value	284,154	320,561	1,057,804	27,065,473
Capital paid-in	48,212,849	65,292,976	119,363,319	243,587,293
Accumulated undistributed net investment income/(loss)	203,609	(5,525)	146,547	—
Accumulated net realized gain/(loss) on investments	(2,469,301)	(953,004)	2,847,535	—
Net unrealized appreciation/(depreciation) of investments, written options and short sales	35,298,641	(9,975,714)	869,858	—

Net assets	$81,529,952	$54,679,294	$124,285,063	$270,652,766

By share class:
Net assets

Class A:	$80,940,221	$44,248,497	$101,609,567	$270,652,766
Class B:	$130,929	$6,962,554	$—	$—
Class C:	$458,802	$3,468,243	$11,159,974	$—
Class I:	$—	$—	$11,515,522	$—
NAV (par value $0.10 per share)

Class A:	$28.70	$17.21	$11.92	$1.00
Class B:	$28.54	$16.29	$—	$—
Class C:	$27.80	$16.79	$11.67	$—
Class I:	$—	$—	$10.48	$—
Capital shares outstanding[8] (unlimited number of Shares has been authorized)

Class A:	2,820,451	2,571,609	8,522,947	270,654,729
Class B:	4,588	427,373	—	—
Class C:	16,502	206,626	956,138	—
Class I:	—	—	1,098,954	—

*	The payables for short sales include proceeds received for the following amounts: Burnham Financial Industries Fund $22,559,506.

**	The payables for options written include premiums received for the following amounts: Burnham Financial Services Fund $72,625, and Burnham Financial Industries Fund $1,290,438.

20 ASSETS & LIABILITIES	See Notes to Financial Statements

Statements of Operations For the year ended December 31, 2010

		Burnham	Burnham	Burnham
	Burnham	Financial	Financial	U.S. Government
	Fund	Services Fund	Industries Fund	Money Market Fund

Investment Income
Interest	$1,485	$1,132	$1,679	$696,111
Dividends*	1,196,704	1,032,321	3,509,258	—
Securities lending (net of fees)[9]	43,238	6,509	22,622	—
Income on cash collateral for securities sold short	—	—	18,418	—
Other income	—	1,510	1,525	—

Total income	1,241,427	1,041,472	3,553,502	696,111

Expenses
Administration fees[1]	107,796	84,285	218,061	385,835
Investment advisory fees[2]	431,185	421,427	1,313,175	1,114,932
Performance fees	—	—	77,434	—
Interest expense on securities sold short	—	—	92,943	—
Dividend expense on securities sold short	—	—	597,532	—
Service fees (Class B)[3]	472	20,660	—	—
Service fees (Class C)[3]	340	7,569	31,426	—
Distribution fees (Class A)[3]	178,849	112,248	359,088	—
Distribution fees (Class B)[3]	1,416	61,977	—	—
Distribution fees (Class C)[3]	1,019	22,708	94,279	—
Transfer agent fees	89,948	101,877	183,649	74,101
Audit and legal fees	70,080	67,400	95,630	120,768
Reports to shareholders	12,030	17,621	44,957	6,666
Trustees’ fees and expenses	21,041	16,721	42,334	83,138
Custodian fees	20,298	23,338	45,282	60,687
Registration fees and expenses	8,987	9,999	21,186	20,618
Fund accounting expenses	26,340	23,206	41,149	55,747
Miscellaneous expenses	68,455	64,830	124,866	165,404

Total expenses before reimbursement	1,038,256	1,055,866	3,382,991	2,087,896
Voluntary reimbursement by adviser[5]	—	—	(4,905)	(1,391,785)
Recoupment of prior expenses reimbursed[5]	50,631	42,874	107,958	—

Total expenses after reimbursement	1,088,887	1,098,740	3,486,044	696,111

Net investment income/(loss)	$152,540	$(57,268)	$67,458	$—

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options & Short Sales
Realized gain/(loss) from securities, written options and short sales transactions:
Realized gain on securities	1,809,876	1,509,830	4,676,329	—
Realized gain/(loss) on written options	(40,077)	345,363	4,614,181	—
Realized loss on short sales	—	—	(1,901,459)	—

Net realized gain from securities, written options and short sales transactions	1,769,799	1,855,193	7,389,051	—

Unrealized appreciation/(depreciation) on:
Net unrealized appreciation/(depreciation) on investments	13,083,692	(1,748,335)	(4,158,801)	—
Net unrealized depreciation on written options transactions	(1,004)	(106,981)	(67,534)	—
Net unrealized depreciation on short sales transactions	—	—	(3,561,888)	—

Net unrealized appreciation/(depreciation) of investments, written options and short sales transactions	13,082,688	(1,855,316)	(7,788,223)	—

Net increase/(decrease) in net assets resulting from operations	$15,005,027	$(57,391)	$(331,714)	$—

*	Net of foreign taxes withheld of $364 for the Burnham Fund, $2,334 for the Burnham Financial Services Fund and $4,376 for the Burnham Financial Industries Fund.

See Notes to Financial Statements	OPERATIONS 21

Statements of Changes in Net Assets

	Burnham Fund		Burnham Financial Services Fund
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009

Increase/(Decrease) in Net Assets
From operations:
Net investment income/(loss)	$152,540	$192,691	$(57,268)	$741,949
Net realized gain from transactions	1,769,799	642	1,855,193	793,650
Unrealized appreciation/(depreciation)	13,082,688	16,906,709	(1,855,316)	6,951,231

Net increase/(decrease) in net assets resulting from operations	15,005,027	17,100,042	(57,391)	8,486,830

Distributions to Shareholders
From net investment income:
Class A shares	(415,358)	—	(220,843)	(386,531)
Class B shares	—	—	—	(27,573)
Class C shares	(2,673)	—	(19,155)	(5,772)
Class I shares	—	—	—	—

Total distributions from net investment income	(418,031)	—	(239,998)	(419,876)

From realized gains from securities transactions:
Class A shares	—	—	—	—
Class B shares	—	—	—	—
Class C shares	—	—	—	—
Class I shares	—	—	—	—

Total distributions from realized gains	—	—	—	—

Total distributions to shareholders	(418,031)	—	(239,998)	(419,876)

Increase/(decrease) in net assets derived from capital share transactions	(3,435,238)	(4,867,264)	1,835,513	(3,418,444)
Redemption fees[14]	6	64	1,045	2,905

Increase/(decrease) in net assets for the year	11,151,764	12,232,842	1,539,169	4,651,415
Net Assets
Beginning of year	70,378,188	58,145,346	53,140,125	48,488,710

End of year	$81,529,952	$70,378,188	$54,679,294	$53,140,125

Undistributed net investment income/(loss), end of year	$203,609	$151,007	$(5,525)	$212,594

22 CHANGES IN NET ASSETS	See Notes to Financial Statements

Statements of Changes in Net Assets — continued

Burnham Financial		Burnham U.S. Government
Industries Fund		Money Market Fund
For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
December 31,	December 31,	December 31,	December 31,
2010	2009	2010	2009

$ 67,458	$711,492	$—	$53,817
7,389,051	9,162,462	—	—
(7,788,223)	15,610,649	—	—

(331,714)	25,484,603	—	53,817

(233,545)	—	—	(53,817)
—	—	—	—
—	—	—	—
(69,549)	—	—	—

(303,094)	—	—	(53,817)

(900,321)	(178,476)	—	—
—	—	—	—
(96,301)	(20,560)	—	—
(129,717)	—	—	—

(1,126,339)	(199,036)	—	—

(1,429,433)	(199,036)	—	(53,817)

(8,721,317)	30,276,910	(32,352,226)	(5,552,374)
12,635	7,397	—	—

(10,469,829)	55,569,874	(32,352,226)	(5,552,374)

134,754,892	79,185,018	303,004,992	308,557,366

$124,285,063	$134,754,892	$270,652,766	$303,004,992

$ 146,547	$303,781	$—	$—

See Notes to Financial Statements	CHANGES IN NET ASSETS 23

Statements of Changes in Net Assets — Capital Stock Activity

	Burnham Fund		Burnham Financial Services Fund
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009

Dollar Amounts

Class A
Net proceeds from sale of shares	$3,144,317	$937,428	$19,628,024	$14,186,350
Net asset value of shares issued to shareholders in reinvestment of dividends	370,267	—	197,588	350,146
Cost of shares redeemed	(7,117,165)	(5,684,666)	(17,827,930)	(16,707,503)

Net increase/(decrease)	$(3,602,581)	$(4,747,238)	$1,997,682	$(2,171,007)

Class B
Net proceeds from sale of shares	$—	$—	$—	$—
Net asset value of shares issued to shareholders in reinvestment of dividends	—	—	—	25,151
Cost of shares redeemed	(166,340)	(187,096)	(2,475,475)	(1,558,985)

Net decrease	$(166,340)	$(187,096)	$(2,475,475)	$(1,533,834)

Class C
Net proceeds from sale of shares	$355,490	$67,070	$3,199,669	$814,584
Net asset value of shares issued to shareholders in reinvestment of dividends	2,361	—	14,412	4,950
Cost of shares redeemed	(24,168)	—	(900,775)	(533,137)

Net increase/(decrease)	$333,683	$67,070	$2,313,306	$286,397

Class I
Net proceeds from sale of shares	$—	$—	$—	$—
Net asset value of shares issued to shareholders in reinvestment of dividends	—	—	—	—
Cost of shares redeemed	—	—	—	—

Net increase	$—	$—	$—	$—

Net increase/(decrease) in net assets derived from capital share transactions	$(3,435,238)	$(4,867,264)	$1,835,513	$(3,418,444)

Share Transactions

Class A
Shares sold	121,790	44,530	1,113,273	978,875
Shares issued for reinvestments	13,102	—	11,946	21,416
Shares redeemed	(286,170)	(288,989)	(1,058,081)	(1,143,241)

Net increase/(decrease)	(151,278)	(244,459)	67,138	(142,950)

Class B
Shares sold	—	—	—	—
Shares issued for reinvestments	—	—	—	1,621
Shares redeemed	(6,786)	(10,027)	(153,609)	(113,271)

Net decrease	(6,786)	(10,027)	(153,609)	(111,650)

Class C
Shares sold	13,361	2,915	179,368	53,281
Shares issued reinvestments	87	—	893	308
Shares redeemed	(960)	—	(54,579)	(37,610)

Net increase/(decrease)	12,488	2,915	125,682	15,979

Class I
Shares sold	—	—	—	—
Shares issued reinvestments	—	—	—	—
Shares redeemed	—	—	—	—

Net increase/(decrease)	—	—	—	—

24 CHANGES IN NET ASSETS	See Notes to Financial Statements

Statements of Changes in Net Assets — Capital Stock Activity — continued

Burnham Financial		Burnham U.S. Government
Industries Fund		Money Market Fund
For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
December 31,	December 31,	December 31,	December 31,
2010	2009	2010	2009

$71,719,291	$72,492,490	$203,259,001	$230,265,558
911,540	162,974	—	54,200
(80,188,417)	(56,372,979)	(235,611,227)	(235,872,132)

$(7,557,586)	$16,282,485	$(32,352,226)	$(5,552,374)

$—	$—	$—	$—
—	—	—	—
—	—	—	—

$—	$—	$—	$—

$4,254,364	$5,831,150	$—	$—
86,109	18,041	—	—
(5,655,066)	(3,051,219)	—	—

$(1,314,593)	$2,797,972	$—	$—

$4,326,065	$11,196,453	$—	$—
85,087	—	—	—
(4,260,290)	—	—	—

$150,862	$11,196,453	$—	$—

$(8,721,317)	$30,276,910	$(32,352,226)	$(5,552,374)

5,990,738	7,193,055	203,259,001	230,265,558
78,068	14,435	—	54,200
(6,951,023)	(5,792,779)	(235,611,227)	(235,872,132)

(882,217)	1,414,711	(32,352,226)	(5,552,374)

—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

355,559	591,719	—	—
7,566	1,622	—	—
(494,169)	(320,093)	—	—

(131,044)	273,248	—	—

406,606	1,109,322	—	—
8,285	—	—	—
(425,259)	—	—	—

(10,368)	1,109,322	—	—

See Notes to Financial Statements	CHANGES IN NET ASSETS 25

Financial Highlights For a share outstanding throughout each period.

		Income from investment operations			Less distributions
			Net realized				Distributions from
			and unrealized		Dividends	Distributions	capital gains
			gain (loss)	Total from	from net	from	(from securities
	Net asset value,	Net investment	on securities	investment	investment	return	and options	Total
	beginning of period	income (loss)[b]	and options	operations	income	of capital	transactions)	Distributions

Burnham Fund

CLASS A SHARES

12/31/10	$23.56	$0.05	$5.24	$5.29	$(0.15)	$—	$—	$(0.15)
12/31/09	17.95	0.06	5.55	5.61	—	—	—	—
12/31/08	29.84	0.06	(11.50)	(11.44)	(0.18)	—	(0.27)	(0.45)
12/31/07	26.89	0.08	4.03	4.11	(0.05)	—	(1.11)	(1.16)
12/31/06	26.97	0.18	2.02	2.20	(0.15)	—	(2.13)	(2.28)

CLASS B SHARES

12/31/10	$23.48	$(0.08)	$5.14	$5.06	$—	$—	$—	$—
12/31/09	18.03	(0.05)	5.50	5.45	—	—	—	—
12/31/08	29.90	(0.12)	(11.48)	(11.60)	—	—	(0.27)	(0.27)
12/31/07	27.10	0.01	3.90	3.91	—	—	(1.11)	(1.11)
12/31/06	27.23	(0.03)	2.03	2.00	—	—	(2.13)	(2.13)

CLASS C SHARES

12/31/10	$23.02	$(0.16)	$5.13	$4.97	$(0.19)	$—	$—	$(0.19)
12/31/09	17.68	(0.09)	5.43	5.34	—	—	—	—
12/31/08	29.32	(0.13)	(11.24)	(11.37)	—	—	(0.27)	(0.27)
12/31/07	26.59	0.10	3.74	3.84	—	—	(1.11)	(1.11)
12/31/06	26.75	(0.05)	2.02	1.97	—	—	(2.13)	(2.13)

Burnham Financial Services Fund

CLASS A SHARES

12/31/10	$16.95	$0.01	$0.34	$0.35	$(0.09)	$—	$—	$(0.09)
12/31/09	14.39	0.25	2.46 [f]	2.71	(0.15)	—	—	(0.15)
12/31/08	17.70	0.43	(3.07)	(2.64)	(0.47)	(0.06)	(0.14)	(0.67)
12/31/07	22.56	0.12	(3.30)	(3.18)	(0.08)	—	(1.60)	(1.68)
12/31/06	21.15	0.17	3.42	3.59	(0.17)	—	(2.01)	(2.18)

CLASS B SHARES

12/31/10	$16.08	$(0.12)	$0.33	$0.21	$—	$—	$—	$—
12/31/09	13.67	0.13	2.33 [f]	2.46	(0.05)	—	—	(0.05)
12/31/08	16.84	0.28	(2.90)	(2.62)	(0.35)	(0.06)	(0.14)	(0.55)
12/31/07	21.61	(0.03)	(3.14)	(3.17)	—	—	(1.60)	(1.60)
12/31/06	20.35	0.00 [c]	3.27	3.27	—	—	(2.01)	(2.01)

CLASS C SHARES

12/31/10	$16.66	$(0.10)	$0.31	$0.21	$(0.08)	$—	$—	$(0.08)
12/31/09	14.18	0.14	2.41 [f]	2.55	(0.07)	—	—	(0.07)
12/31/08	17.47	0.44	(3.15)	(2.71)	(0.38)	(0.06)	(0.14)	(0.58)
12/31/07	22.36	(0.03)	(3.26)	(3.29)	—	—	(1.60)	(1.60)
12/31/06	21.05	(0.02)	3.42	3.40	(0.08)	—	(2.01)	(2.09)

26 FINANCIAL HIGHLIGHTS	See Notes to Financial Statements

Financial Highlights For a share outstanding throughout each period.

				Ratios to average net assets %
				Ratio of total	Ratio of total	Ratio of net
			Net assets,	expenses after	expenses before	investment
Redemption	Net asset value,		end of period	reimbursement	reimbursement	income	Portfolio
fee[b,c]	end of period	Total return %	(in $000’s)	/ recovery	/ recovery	(loss)	turnover rate %

$0.00	$28.70	22.45	$80,940	1.51	1.44	0.22	58
0.00	23.56	31.11	70,019	1.53	1.52	0.32	48
0.00	17.95	(38.30)	57,740	1.39	1.44	0.23	45
0.00	29.84	15.31	103,876	1.39	1.38	0.28	62
0.00	26.89	8.11	99,031	1.39	1.41	0.65	79

$0.00	$28.54	21.51	$131	2.26	2.19	(0.34)	58
0.00	23.48	30.08	267	2.27	2.27	(0.28)	48
0.00	18.03	(38.74)	386	2.14	2.19	(0.47)	45
0.00	29.90	14.40	1,446	2.14	2.13	0.04	62
0.00	27.10	7.34	1,951	2.14	2.16	(0.10)	79

$0.00	$27.80	21.60	$459	2.26	2.19	(0.62)	58
0.00	23.02	30.13	92	2.28	2.26	(0.44)	48
0.00	17.68	(38.75)	19	2.14	2.19	(0.51)	45
0.00	29.32	14.46	77	2.14	2.13	0.35	62
0.00	26.59	7.32	6	2.14	2.16	(0.18)	79

$0.00	$17.21	2.07	$44,248	1.80	1.73	0.05	137
0.00	16.95	18.90	42,447	1.75	1.85	1.66	181
0.00	14.39	(14.78)	38,099	1.60	1.85	2.65	190
0.00	17.70	(13.96)	58,878	1.60	1.64	0.58	138
0.00	22.56	17.02	127,139	1.57	1.57	0.74	126

$0.00	$16.29	1.31	$6,963	2.55	2.48	(0.72)	137
0.00	16.08	17.99	9,345	2.49	2.60	0.94	181
0.00	13.67	(15.46)	9,469	2.35	2.60	1.86	190
0.00	16.84	(14.57)	14,953	2.35	2.39	(0.16)	138
0.00	21.61	16.15	26,930	2.32	2.32	0.00	126

$0.00	$16.79	1.30	$3,468	2.56	2.48	(0.62)	137
0.00	16.66	18.12	1,348	2.50	2.59	0.96	181
0.00	14.18	(15.45)	921	2.35	2.60	2.88	190
0.00	17.47	(14.58)	460	2.35	2.39	(0.15)	138
0.00	22.36	16.15	632	2.32	2.32	(0.11)	126

See Notes to Financial Statements	FINANCIAL HIGHLIGHTS 27

Financial Highlights For a share outstanding throughout each period.

		Income from investment operations			Less distributions
			Net realized				Distributions from
			and unrealized		Dividends	Distributions	capital gains
			gain (loss)	Total from	from net	from	(from securities
	Net asset value,	Net investment	on securities	investment	investment	return	and options	Total
	beginning of period	income (loss)[b]	and options	operations	income	of capital	transactions)	distributions

Burnham Financial Industries Fund

CLASS A SHARES

12/31/10	$11.77	$0.01	$0.27	$0.28	$(0.03)	$—	$(0.10)	$(0.13)
12/31/09	9.00	0.07	2.72	2.79	—	—	(0.02)	(0.02)
12/31/08	10.32	0.25	(1.00)	(0.75)	(0.16)	—	(0.41)	(0.57)
12/31/07	12.41	0.16	(0.31)	(0.15)	(0.19)	—	(1.75)	(1.94)
12/31/06	11.52	0.10	1.84	1.93	(0.11)	—	(0.93)	(1.04)

CLASS C SHARES

12/31/10	$11.58	$(0.08)	$0.27	$0.19	$—	$—	$(0.10)	$(0.10)
12/31/09	8.92	0.01	2.67	2.68	—	—	(0.02)	(0.02)
12/31/08	10.25	0.17	(0.97)	(0.80)	(0.12)	—	(0.41)	(0.53)
12/31/07	12.33	0.07	(0.31)	(0.24)	(0.09)	—	(1.75)	(1.84)
12/31/06	11.44	0.01	1.84	1.85	(0.03)	—	(0.93)	(0.96)

CLASS I SHARES

12/31/10	$10.34	$0.06	$0.24	$0.30	$(0.06)	$—	$(0.10)	$(0.16)
12/31/09[e]	10.00	0.08	0.26	0.34	—	—	—	—

Burnham U.S. Government Money Market Fund

CLASS A SHARES

12/31/10	$1.00	$—	$—	$—	$—	$—	$—	$—
12/31/09	1.00	0.000 [c]	—	0.000 [c]	(0.000)[c]	—	—	(0.000)[c]
12/31/08	1.00	0.012	—	0.012	(0.012)	—	—	(0.012)
12/31/07	1.00	0.043	—	0.043	(0.043)	—	—	(0.043)
12/31/06	1.00	0.042	—	0.042	(0.042)	—	—	(0.042)

28 FINANCIAL HIGHLIGHTS	See Notes to Financial Statements

Financial Highlights For a share outstanding throughout each period.

					Ratios to average net assets %
						Ratio of total	Ratio of total
						expenses after	expenses before		Ratio of net
					Ratio of	reimbursement	reimbursement		investment income
	Net asset			Ratio of total	total expenses	/ recovery and	/ recovery and without		(loss) without
	value,		Net assets,	expenses after	before	without dividend and	dividend and	Ratio of net	dividend and	Portfolio
Redemption	end of	Total	end of period	reimbursement	reimbursement	interest expense	interest expense	investment	interest expense	turnover
fee[b,c]	period	return %	(in $000’s)	/ recovery[5]	/ recovery[5]	on short sales[5]	on short sales[5]	income (loss)	on short sales[5]	rate %

$0.00	$11.92	2.41	$101,610	2.38	2.30	1.91	1.82	0.06	0.54	159
0.00	11.77	31.00	110,699	2.67	2.72	1.88	1.93	0.75	1.54	229
0.00	9.00	(6.99)	71,926	2.24	2.45	1.82	2.03	2.61	3.04	279
0.00	10.32	(1.04)	22,482	2.31	2.63	1.85	2.17	1.25	1.71	236
0.00	12.41	16.74	32,822	2.19	2.48	1.81	2.10	0.77	1.15	211

$0.00	$11.67	1.69	$11,160	3.08	3.00	2.61	2.52	(0.68)	(0.21)	159
0.00	11.58	30.04	12,591	3.38	3.43	2.58	2.63	0.09	0.89	229
0.00	8.92	(7.63)	7,259	2.94	3.16	2.52	2.73	1.76	2.19	279
0.00	10.25	(1.75)	4,400	3.01	3.33	2.55	2.87	0.56	1.02	236
0.00	12.33	16.14	5,290	2.89	3.18	2.51	2.80	0.09	0.47	211

$0.00	$10.48	2.93	$11,515	1.85	1.88	1.37	1.41	0.56	1.03	159
—	10.34	3.40 [a]	11,465	1.78 [d]	1.78 [d]	1.36 [d]	1.36 [d]	20.56 [d]	20.98 [d]	229

$—	$1.00	—	$270,653	0.25	0.75	0.25	0.75	0.00	—	—
—	1.00	0.02	303,005	0.46	0.73	0.46	0.73	0.02	—	—
—	1.00	1.14	308,557	0.75	0.75	0.75	0.75	1.21	—	—
—	1.00	4.35	359,788	—	0.72	—	0.72	4.24	—	—
—	1.00	4.24	275,502	—	0.76	—	0.76	4.16	—	—

a	Total return is not annualized for periods less than one year, assumes dividend reinvestment and does not reflect the effect of sales charges. Total return would have been lower in the absence of the expense waiver.

b	Per shares values have been calculated using the average share method.

c	Less than $0.01 per share.

d	Annualized.

e	Commenced operations on December 16, 2009.

f	The Adviser reimbursed the Burnham Financial Services Fund for a loss on a transaction that did not meet the fund’s investment guidelines, which other- wise would have reduced the amount by $0.001.

See Notes to Financial Statements	FINANCIAL HIGHLIGHTS 29

NOTES TO FINANCIAL STATEMENTS
Administrative Fees
1.	The Burnham Fund, Burnham Financial Services Fund, Burnham Financial Industries Fund, and Burnham U.S. Government Money Market Fund each pay the administrator 0.15% of average daily net assets up to $150 million, 0.125% of average daily net assets from $150 million to $300 million and 0.10% of average daily net assets above $300 million.
Management Fees
2.	Burnham Asset Management Corporation (the “Adviser”) serves as the adviser to the funds. The Adviser is entitled to a monthly fee at an annual rate based upon a percentage of the average daily net assets of each fund at the following rates:

Burnham Fund	0.60%
Burnham Financial Services Fund	0.75%
Burnham Financial Industries Fund	0.90%
Burnham U.S. Government Money Market Fund	0.40%
The Adviser’s basic fee with respect to the Burnham Financial Industries Fund may be adjusted upward or downward based on the performance of Class A shares, (by up to 0.10% of the fund’s average daily net assets) depending on whether and to what extent the fund’s performance for the relevant performance period, which consists of the current month and the prior 35 months, or such shorter period since commencement of the fund’s operations, exceeds or is exceeded by the performance of the KBW Bank Index. This performance comparison is made at the end of each month. For the year ended December 31, 2010, the Adviser’s fee for the Burnham Financial Industries Fund was adjusted upward by 0.05%.
Distribution Fees and Commissions
3.	Burnham Securities Inc. (the “Distributor”) serves as principal distributor to the funds pursuant to a distribution agreement. The funds (other than the Burnham U.S. Government Money Market Fund) have adopted distribution plans under the Investment Company Act of 1940, as amended, to reimburse the Distributor for services provided for distributing shares of the funds.
The following funds pay the Distributor a distribution fee of:

	Class A	Class B	Class C
Burnham Fund	0.25%	0.75%	0.75%
Burnham Financial Services Fund	0.25%	0.75%	0.75%
Burnham Financial Industries Fund	0.30%	—	0.75%
The following funds pay the Distributor a service fee of:

	Class B	Class C
Burnham Fund	0.25%	0.25%
Burnham Financial Services Fund	0.25%	0.25%
Burnham Financial Industries Fund	—	0.25%
For the year ended December 31, 2010, the Distributor also received fees from shareholder transactions and portfolio trades:

	Class A
	Sales
	Commission/	Class B	Class C	Broker
	CDSC	CDSC	CDSC	Commissions
Burnham Fund	$3,333	$—	$142	$62,465
Burnham Financial Services Fund	$12,171	$190	$1,577	$—
Burnham Financial Industries Fund	$22,799	$—	$16,975	$—
Offering Price
4.	For Class A shares, the offering price, with maximum 5% sales charge was $30.21, $18.12 and $12.55 for the Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund, respectively. The redemption price is NAV. For Class B and Class C shares, the offering price is NAV and the redemption price varies with any CDSC charged.
Expenses
5.	The Adviser adopted a contractual Expense Limitation Agreement (the “Agreement”) for the Burnham Fund, Burnham Financial Services Fund and the Burnham Financial Industries Fund. Under the Agreement, the Adviser contractually limits the following funds’ total annual expenses to the rates below based on average net assets for Class A, Class B and Class C:

	Class A	Class B	Class C
Burnham Fund	1.59%	2.34%	2.34%
Burnham Financial Services Fund	1.80%	2.55%	2.55%
Under the Agreement, the Adviser contractually limits the total annual operating expenses of each Burnham Financial Industries Fund share class by limiting “other expenses,” as defined in the prospectus, to 0.65%. The Agreement will terminate on April 30, 2011 and may be continued from year to year thereafter, if agreed by all parties to the Agreement.

As stated in the Agreement, expense limits will not apply to, and the Adviser will not reimburse a fund for interest, charges or borrowings, taxes, brokerage commissions and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, and extraordinary expenses not incurred in the ordinary course of the fund’s business (e.g., proxy expenses, litigation and indemnification) and expenses that may be approved by the Board of Trustees. For the year ended December 31, 2010, the dividend expense and interest expense for securities sold short were $597,532 and $92,943 for the Burnham Financial Industries Fund. For the year ended December 31, 2010, there were no extraordinary expenses allocated to the funds.

Total annual operating expenses for Burnham Financial Industries Fund Class I are also voluntarily limited to 1.37%.

Pursuant to the Agreement, any waivers and reimbursements made by the Adviser to a fund are subject to recoupment by the Adviser within the following three years provided the fund is able to effect repayment and remain in compliance with applicable expense limitations.
The Adviser may from time to time voluntarily agree to waive all or a portion of its management fee from the Burnham U.S. Government Money Market Fund. Any such waiver by the Adviser may be discontinued or modified by the Adviser at any time. The amount of any waived fees is subject to recoupment by the Adviser from the Burnham U.S. Government Money Market Fund within the same calendar year in which the fees were waived and the three subsequent calendar years, provided that no amount may be recouped that would cause the Burnham U.S. Government Money Market Fund’s total expense ratio as a result of such recoupment to exceed 1.00%. In no event shall the recoupment exceed 0.10% of daily net assets of the Burnham U.S. Government Money Market Fund.
30     NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
For the year ended December 31, 2010, the Adviser’s net recoupment or net reimbursement was as follows:

			Subject to
	Recoupment	Reimbursement	Recoupment
Burnham Fund	$50,631	$—	$—
Burnham Financial Services Fund	$42,874	$—	$194,913
Burnham Financial Industries Fund	$107,958	$4,905	$166,804
Burnham U.S. Government Money Market Fund	$—	$1,391,785	$2,204,472
Securities and Written Options Transactions
6.	The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 2010, were as follows:

	Purchases	Sales
Burnham Fund	$38,552,230	$43,091,137
Burnham Financial Services Fund	$75,774,022	$74,525,944
Burnham Financial Industries Fund	$224,326,277	$239,077,570
Written option activity for the funds was as follows:
Burnham Fund

Written options	Number of contracts	Premiums
Outstanding at December 31, 2009	100	$20,604
Written	370	116,302
Expired	(50)	(27,619)
Closed	(270)	(77,071)
Exercised	(150)	(32,216)

Outstanding at December 31, 2010	—	$—

Burnham Financial Services Fund

Written options	Number of contracts	Premiums
Outstanding at December 31, 2009	2,775	$230,418
Written	4,890	431,770
Expired	(4,745)	(375,513)
Closed	(1,300)	(151,941)
Exercised	(800)	(62,109)

Outstanding at December 31, 2010	820	$72,625

Burnham Financial Industries Fund

Written options	Number of contracts	Premiums
Outstanding at December 31, 2009	13,425	$1,253,797
Written	73,045	7,902,782
Expired	(25,964)	(2,542,556)
Closed	(34,775)	(4,095,303)
Exercised	(14,771)	(1,228,282)

Outstanding at December 31, 2010	10,960	$1,290,438

Distributions and Taxes
7.	It is each fund’s intention to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income tax provision is required.
Management has reviewed the tax positions for each of the three open tax years as of December 31, 2010 and has determined that no provisions for income taxes are required.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The character of distributions paid on a tax basis during 2010 and 2009 is as follows:

		Burnham	Burnham
		Financial	Financial
2010	Burnham Fund	Services Fund	Industries Fund

Distributions paid from:
Ordinary Income	$418,031	$239,998	$1,429,433

		Burnham	Burnham
		Financial	Financial
2009	Burnham Fund	Services Fund	Industries Fund

Distributions paid from:
Ordinary Income	$—	$419,876	$199,036
Long-Term Capital Gain	—	—	—

	$—	$419,876	$199,036

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

		Burnham	Burnham
		Financial	Financial
2010	Burnham Fund	Services Fund	Industries Fund

Ordinary Income	$141,768	$21,180	$4,224,678
Capital Loss Carryforward	$(2,263,009)	$(139,066)	$—
Post October Losses	$—	$(302,579)	$—
Other Book/Tax Temporary Differences	$(144,451)	$(538,064)	$(1,230,596)
Unrealized Appreciation/ (Depreciation)	$35,298,641	$(9,975,714)	$869,858
The following funds had net capital loss carryforwards of approximately:

	Capital Loss		Post October
Fund	Carryforward	Expiration Date	Losses

Burnham Fund	$2,263,009	12/31/2017	$—
Burnham Financial Services Fund	$139,066	12/31/2017	$302,579
Burnham Financial Industries Fund	$—	—	$—
Net investment income and realized gain and loss for federal tax purposes differ from that reported in the financial statements because of temporary and permanent book and tax differences. These differences are primarily related to differing treatment of wash sales, REITS and the tax practice known as equalization. As of December 31, 2010, the permanent book and tax basis differences were as follows:

		Burnham	Burnham
		Financial	Financial
2010	Burnham Fund	Services Fund	Industries Fund

Increase/(Decrease) Undistributed Net Investment Income/(Loss)	$318,093	$79,147	$78,402
Increase/(Decrease) Accumulated Net Realized Gain/(Loss)	$(318,096)	$(79,148)	$(2,788,457)
Increase/(Decrease) to Paid-in Capital	$3	$1	$2,710,055
The Burnham U.S. Government Money Market Fund did not have any book/tax differences for distributions paid during 2010 and 2009. All distributions from the U.S. Government Money Market Fund are classified as ordinary income.
NOTES TO FINANCIAL STATEMENTS     31

NOTES TO FINANCIAL STATEMENTS
Officers and Trustees Interests
8.	Officers and trustees owned a portion of the following funds’ outstanding shares as of December 31, 2010:

Burnham Fund	0.71%
Burnham Financial Services Fund	0.29%
Burnham Financial Industries Fund	0.25%
Burnham U.S. Government Money Market Fund	0.01%
Substantially all of the assets of the Burnham U.S. Government Money Market Fund are owned by customers of the fund’s distributor and affiliates.
Securities Lending
9.	At December 31, 2010, securities or a portion of these securities are out on loan. The aggregate market value of these loaned securities and the value of the cash collateral the funds received are as follows:

	Loaned Securities	% of	Value of
	Market Value	Net Assets	Cash Collateral
Burnham Fund	$7,504,569	9.20%	$7,669,269
Burnham Financial Services Fund	$733,745	1.34%	$790,636
Burnham Financial Industries Fund	$2,433,290	1.96%	$2,692,980
Disclosure of Certain Commitments and Contingencies
10.	In the normal course of business, the funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the funds under these arrangements is unknown, as this would involve future claims that may be made against the funds that have not yet occurred. However, based on experience, the funds expect the risk of loss to be remote.
Transactions with Affiliated Securities
11.	During the year ended December 31, 2010, the Burnham Financial Services Fund and Financial Industries Fund owned shares of the following affiliated securities. An affiliated security is a security in which the fund has ownership of at least 5% of the voting securities.

			Change in
	Value at	Cost of	Unrealized	Value at	Dividend
Affiliate	12/31/09	Purchases	Gain/(Loss)	12/31/10	Income
Burnham Financial Services Fund:
Peregrine Holdings LLC	$302,946	$875	$—	$303,821	$—
Western Liberty Bancorp	$2,128,882	$97,640	$(608,236)	$1,618,286	$—

Burnham Financial Industries Fund:
Western Liberty Bancorp	$8,823,757	$292,930	$(2,519,653)	$6,597,034	$—
Restricted Securities
12.	With the exception of the Burnham U.S. Government Money Market Fund, the funds may not invest more than 15% of net assets in securities subject to legal or contractual risks (“restricted securities”). At December 31, 2010, the Burnham Financial Services Fund owned the following restricted securities, which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”). The value of these securities is determined using quotations supplied by a pricing service or broker, or if not available, is determined in good faith pursuant to procedures adopted by the Board of Trustees. Certain of these securities may be offered and sold to “qualified institutional buyers” under Rule 144A of the 1933 Act.

	Description,
	Date of Purchase,
Fund	% of Net Assets	Shares	Cost	Value
Burnham Financial Services Fund	Bank of Atlanta 05/08/06 0.52%	228,572	$1,600,004	$285,715
	Peregrine Holdings LLC 05/31/02 0.56%	275,000	$303,821	$303,821
Industry Risk
13.	The Burnham Financial Services Fund and Burnham Financial Industries Fund may be disproportionately affected by events affecting the financial services sector. Events affecting the financial services sector may include the following:
•	Bank viability/liquidity

•	Change in income conditions and interest rates

•	Financial companies may fall out of favor

•	Concentration of investments may increase volatility of the fund
Short-term Trading (Redemption Fee)
14.	Shareholders in the Burnham Fund, Burnham Financial Services Fund and the Burnham Financial Industries Fund are subject to a redemption fee equal to 2.00% of the proceeds for the redemption of shares within 30 days of purchase. All redemption fees are retained by the applicable fund and accounted for as an addition to paid-in capital.
Fair Value of Financial Instruments
15.	Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using unadjusted exchange traded prices in active markets for identical securities. This technique is used for exchange traded domestic common and preferred equities and certain options.

Level 2 — Prices are determined using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, unlisted rights and warrants and certain options.
32     NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the trust’s valuation committee’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available. These inputs include, but are not limited to, any available market prices for the security or for securities deemed comparable; the cost of the security at the date of purchase; fundamental analytical data relating to the issuer of the security, the type of security and relevant financial statements; special reports, if any prepared by qualified analysts; and the nature and duration of restrictions, if any, on disposition of the security. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of brokers’ own judgments about the assumptions that market participants would use.
The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

At December 31, 2010	Level 1	Level 2	Level 3	Total

Burnham Fund
Common Stock:
Consumer Discretionary	$12,969,170	$—	$—	$12,969,170
Consumer Staples	2,175,850	—	—	2,175,850
Energy	16,878,149	—	—	16,878,149
Financial Services	7,660,500	—	—	7,660,500
Health Care	2,073,600	—	—	2,073,600
Industrials	6,449,050	—	—	6,449,050
Information Technology	19,299,610	—	—	19,299,610
Materials	3,221,400	—	—	3,221,400
Telecommunications Services	2,944,233	—	—	2,944,233
Preferred Stock:
Consumer Discretionary	541,100	—	—	541,100
Exchange Traded Funds	2,774,400	—	—	2,774,400
Other Debt Obligation	—	13,452,895	—	13,452,895
Burnham Financial Services Fund
Common Stock:
Banks	$21,965,535	$—	$—	$21,965,535
Diversified Financials	12,202,614	—	303,821	12,506,435
Thrifts & Mortgage Finance	17,012,235	—	285,715	17,297,950
Warrants:
Banks	—	50,339	—	50,339
Other Debt Obligation	—	4,232,293	—	4,232,293
Written Options	(150)	(3,825)	—	(3,975)
Burnham Financial Industries Fund
Common Stock:
Banks	$37,085,638	$—	$—	$37,085,638
Diversified Financials	53,812,151	—	—	53,812,151
Thrifts & Mortgage Finance	26,137,862	—	—	26,137,862
Warrants:
Banks	—	151,021	—	151,021
Other Debt Obligation	—	11,247,959	—	11,247,959
Short Sales	(26,578,062)	—	—	(26,578,062)
Written Options	(689,350)	(21,050)	—	(710,400)
Burnham U.S. Government Money Market Fund
U.S. Government Agency Obligations	$—	$82,765,758	$—	$82,765,758
U.S. Government Asset Backed Commercial Paper	—	24,994,403	—	24,994,403
Certificates of Deposit	—	22,000,150	—	22,000,150
Commercial Paper	—	23,999,296	—	23,999,296
Repurchase Agreements	—	116,600,000	—	116,600,000
Other Debt Obligation	—	294,618	—	294,618
During the year ended December 31, 2010, there were no significant transfers between Level 1 and Level 2.
The following table summarizes the change in value associated with Level 3 financial instruments carried at fair value for the period ended December 31, 2010:

Burnham Financial Services Fund	Level 3 assets

Common Stock:
Balance, January 1, 2010	$931,519
Change in unrealized appreciation/(depreciation)	(341,983)

Balance, December 31, 2010	$589,536

Disclosures about Derivative Instruments and Hedging Activities
16.	Accounting Standards Codification 815 — Disclosures about Derivative Instruments and Hedging Activities (“ASC 815”) requires enhanced disclosures to provide information about the reasons the funds invest in derivative instruments, the accounting treatment of derivatives and the effect derivatives have on financial performance.

The following is a summary of the fair valuations of the funds’ derivative instruments categorized by risk exposure as of December 31, 2010:

Fair Value of Derivative Instruments
As of December 31, 2010
Liability Derivatives
Derivatives not
accounted	Statement
for as hedging	of Assets
instruments under	& Liabilities
ASC 815	Location	Fund	Fair Value

Equity Contracts	Options written, at value	Burnham Financial Services Fund	$3,975
		Burnham Financial Industries Fund	710,400
NOTES TO FINANCIAL STATEMENTS     33

NOTES TO FINANCIAL STATEMENTS

The Effect of Derivative Instruments on the Statements of Operations
For the Year Ended December 31, 2010
Change in
Derivatives not
accounted
for as hedging	Location of		Realized	Unrealized
instruments under	Gain or (Loss)		Gain or (Loss)	Appreciation or
ASC 815	on Derivatives	Fund	on Derivatives	(Depreciation)

Equity Contracts	Realized gain (loss) from written options	Burnham Fund	$(40,077)
		Burnham Financial Services Fund	345,363
		Burnham Financial Industries Fund	4,614,181
	Net unrealized appreciation (depreciation) of written option transactions	Burnham Fund		$(1,004)
		Burnham Financial Services Fund		(106,981)
		Burnham Financial Industries Fund		(67,534)
The derivative instruments outstanding as of period end as disclosed in the Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the funds.
34     NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Trustees of
Burnham Investors Trust:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of Burnham Investors Trust (constituting Burnham Fund, Burnham Financial Services Fund, Burnham Financial Industries Fund, and Burnham U.S. Government Money Market Fund, hereafter referred to as the “Funds”) at December 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM 35

Other Information (unaudited)
UNDERSTANDING YOUR FUND EXPENSES
As a shareholder of the Burnham Fund, Burnham Financial Services Fund, Burnham Financial Industries Fund, or the Burnham U.S. Government Money Market Fund (the “funds”), you incur two types of costs: (1) transaction costs, including redemption fees and sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 to December 31, 2010.
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical
	Actual Expenses			(5% Return Before Expenses)
			Expenses			Expenses
	Beginning	Ending	Paid During	Beginning	Ending	Paid During
	Account	Account	Period*	Account	Account	Period*
	Value	Value	7/1/2010-	Value	Value	7/1/2010-	Expense
	7/1/2010	12/31/2010	12/31/2010	7/1/2010	12/31/2010	12/31/2010	Ratio**
Burnham Fund
Class A	$1,000	$1,251	$8.32	$1,000	$1,018	$7.46	1.47%
Class B	1,000	1,245	12.53	1,000	1,014	11.24	2.21%
Class C	1,000	1,246	12.51	1,000	1,014	11.22	2.21%
Burnham Financial Services Fund
Class A	$1,000	$1,035	$9.23	$1,000	$1,016	$9.15	1.80%
Class B	1,000	1,030	13.05	1,000	1,012	12.93	2.55%
Class C	1,000	1,031	13.05	1,000	1,012	12.93	2.55%
Burnham Financial Industries Fund
Class A	$1,000	$1,064	$12.58	$1,000	$1,013	$12.27	2.42%
Class C	1,000	1,060	15.97	1,000	1,010	15.58	3.08%
Class I	1,000	1,068	9.68	1,000	1,016	9.44	1.86%
Burnham U.S. Government
Money Market Fund	$1,000	$1,000	$1.34	$1,000	$1,024	$1.35	0.27%

*	Expenses are equal to each fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

**	The Expense Ratios in this table do not match the ratios of expenses to average net assets in the “Financial Highlights” section of the report (the “Highlights Ratios”) because the Highlights Ratios reflect the operating expenses of the fund and do not include ratios of “Acquired Fund Fees and Expenses.” “Acquired Fund Fees and Expenses” are incurred indirectly by the Burnham Fund, as a result of its investments in other investment funds.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the funds use to determine how to vote proxies and information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (1) without charge, upon request, by calling (800) 874-3863; (2) on the funds’ website located at http://www.burnhamfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website located at http://www.sec.gov.
Portfolio Holdings
The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Form N-Q is available (1) by calling (800) 874-3863; (2) on the funds’ website located at http://www.burnhamfunds.com; (3) on the SEC’s website at http://www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.
Tax Information
Of the distributions made by the following funds, the corresponding percentages represent the amount of each distribution, which will qualify for the 15% dividend income tax rate available as of December 31, 2010.

Burnham Fund	100.00%
Burnham Financial Services Fund	100.00%
Burnham Financial Industries Fund	100.00%
Of the distributions made by the following funds, the corresponding percentages represent the amount of each distribution, which may qualify for the dividends received deduction available to corporate shareholders.

Burnham Fund	100.00%
Burnham Financial Services Fund	100.00%
Burnham Financial Industries Fund	100.00%
For the fiscal year ended December 31, 2010, there were no long-term capital gains designated by the funds.

36 OTHER INFORMATION

The Funds’
BOARD OF TRUSTEES
The tables below provide information on the individuals who serve as trustees and officers of Burnham Investors Trust (to which all funds in this report belong). The Board of Trustees oversees the funds’ business and investment activities and is responsible for protecting the interests of fund shareholders.
Two of the trustees are considered affiliated or “interested” persons under the Investment Company Act of 1940, as amended. This category is defined as including any person who is an officer, director, or employee of Burnham Asset Management Corp., the funds’ investment adviser, or Burnham Securities Inc., the funds’ distributor, as well as anyone who — individually or otherwise — owns, controls, or has voting power over 5% or more of the securities of the Burnham companies mentioned above or of any of the funds.
Although Burnham Investors Trust was formed in 1999, the dates of service shown below include any time spent as trustee of the trust’s predecessor organization, Burnham Fund, which was formed in June 1975. All trustees oversee four active portfolios, as disclosed in this report. Each trustee serves until his or her resignation, retirement or termination. Each officer serves at the pleasure of the Board of Trustees or until successor is elected. During the year covered by this report, the Board of Trustees met five times. For purposes of trust business, the address for all trustees is c/o Burnham Investors Trust, 1325 Avenue of the Americas, 26th Floor, New York, NY 10019.
Jon M. Burnham and Debra B. Hyman are father and daughter, respectively.
You can find more information about the trustees in the Statement of Additional Information for the funds, which is available for free by calling 1-800-874-FUND (3863).
AFFILIATED TRUSTEES

Trust Position(s);
Name, Year Born	Year Elected Trustee	Principal Occupation(s) and All Directorships during the Last Five Years
Jon M. Burnham 1936	Chairman, President CEO; 1989	Chairman and CEO of Burnham Asset Management Corp., since 1995; Director of Burnham Asset Management Corp., since 1989

George Stark* 1944	Trustee; 2002	Senior Managing Director, Burnham Asset Management Corp., Burnham Securities Inc., since 1989; Director, Burnham Financial Group, since 2002; Director, Anti-Defamation League Foundation, since 2005 (non-profit); Director, Menil Foundation, since 2006 (non-profit); President, CEO, Stark Capital Management, since 2002
PRINCIPAL OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

Name, Year Born	Office(s) Held; Year Appointed	Principal Occupation(s) and All Directorships during the Last Five Years
Michael E. Barna 1961	Executive Vice President, Chief Financial Officer, Treasurer and Secretary; 1989	EVP of Burnham Asset Management Corp., since 1997; Assistant Secretary of Burnham Asset Management Corp., since 1989

Debra B. Hyman 1961	Executive Vice President; 1989	Vice President and Director of Burnham Asset Management Corp. and Burnham Securities Inc., since 1989

Frank A. Passantino 1964	First Vice President, Assistant Secretary; 1990 and Anti-Money Laundering Compliance Officer; 1999	First Vice President of Burnham Asset Management Corp. and Burnham Securities Inc., since 1990

Ronald M. Geffen 1952	Vice President; 1990	Managing Director of Burnham Asset Management Corp. and Burnham Securities Inc., since 1990

OTHER INFORMATION 37

PRINCIPAL OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES Continued

Name, Year Born	Office(s) Held; Year Appointed	Principal Occupation(s) and All Directorships during the Last Five Years
Thomas N. Calabria 1968	Chief Compliance Officer; since 2006	Chief Compliance Officer of Burnham Asset Management Corp., since 2007; Vice President of Burnham Asset Management Corp. and Burnham Securities Inc., since 2005
INDEPENDENT TRUSTEES

Name, Year Born	Year Elected Trustee	Principal Occupation(s) and All Directorships during the Last Five Years
Joyce E. Heinzerling 1956	2004	Principal, Meridian Fund Advisers, LLC., since 2009; General Counsel, Archery Capital, LLC., 2000-2009 (private investment fund); Director, Value Line Funds, since 2008

Suzanne D. Jaffe 1943	2006	Consultant, SDJ Associates, since 1997 (financial services); Director, Axel Johnson Inc., since 1997 (industrial); Research Corp., since 1997 (science grants)

David L. Landsittel 1940	2004	Certified Public Accountant, Independent Consultant on Auditing and Financial Reporting, since 1997; Chairman, Committee of Sponsoring Organizations (COSO), since 2009 (private sector governance); Director and Audit Committee Chair, Molex, Incorporated, since 2005 (manufacturing); CPA Endowment Fund of Illinois, 1999-2009 (non-profit); Director, Secretary and Treasurer, Hydrangea, Ltd., since 1999 (retail); Director, American Express Bank, Ltd. 2004-2008

Bruce Mac Corkindale 1950	2010	President and Managing Partner, Bruce Mac Corkindale, CPA, P.C., since 1985

John C. McDonald 1936	1989	President, MBX Inc., since 1991 (telecommunications)

Robert F. Shapiro 1934	1989	Vice Chairman, Partner, Klingenstein, Fields & Co., LLC since 1996 (investment management); Director, TJX Companies, since 1974 (retail); Director, Genaera, 1996-2009 (research)

*	Mr. Stark tendered his resignation, effective February 18, 2011.
MODERN PORTFOLIO THEORY STATISTICS TERMS
Beta
A measure of a fund’s sensitivity to market movements, relative to the S&P 500. (By definition, the beta of the S&P 500 is 1.00.)
R2
Reflects the percentage of a fund’s movements that are explained by movements in its benchmark index. An R2 of 100 means that all movements are explained by the benchmark.
Alpha
Measures the difference between the fund’s actual returns and its expected performance, given its level of risk.
Standard Deviation
A statistical measure of the range of a fund’s performance. The greater the standard deviation, the greater the fund’s volatility.
Sharpe Ratio
Risk-adjusted measure using standard deviation and excess return to determine reward per unit of risk. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance.

38 OTHER INFORMATION

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Distributor:
Burnham Securities, Inc.
1325 Avenue of the Americas, 26th Floor
New York, NY 10019
phone: 1-800-874-FUND (3863)
internet: www.burnhamfunds.com
email: contact@burnhamfunds.com
This report was prepared for current shareholders of the Burnham Family of Funds, which are all part of Burnham Investors Trust. To be distributed to potential shareholders, it must be accompanied by a current prospectus.
Because this report gives data about the past, the funds’ holdings and the managers’ views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.
OFFICERS OF THE TRUST
Jon M. Burnham
President and Chief Executive Officer
Michael E. Barna
Executive Vice President, Chief Financial Officer,
Treasurer and Secretary
Debra B. Hyman
Executive Vice President
Frank A. Passantino
First Vice President, Assistant Secretary and
Anti-Money Laundering Officer
Ronald M. Geffen
Vice President
Thomas N. Calabria
Chief Compliance Officer
BOARD OF TRUSTEES
Chairman
Jon M. Burnham
Trustees
Joyce E. Heinzerling
Suzanne D. Jaffe
David L. Landsittel
Bruce Mac Corkindale
John C. McDonald
Robert F. Shapiro

Item 2. Code of Ethics.
     As of the period ended December 31, 2010 (the “Reporting Period”), the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. During the Reporting Period, there have been no changes to, amendments to or waivers from, any provision of the code of ethics. A copy of this code of ethics, dated November 13, 2003, is filed as an Exhibit to this Form N-CSR pursuant to Item 12(a)(1).
Item 3. Audit Committee Financial Expert.
     The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has more than one audit committee financial expert serving on its audit committee. The Board has designated David L. Landsittel and Bruce Mac Corkindale as the Registrant’s audit committee financial experts serving on the registrant’s audit committee, and determined that both David L. Landsittel and Bruce Mac Corkindale are independent within the meaning of paragraph (a)(2) of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a)		Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $157,975 for 2010 and $157,975 for 2009.

(b)		Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2010 and $0 for 2009.

(c)		Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice, and tax planning are $33,330 for 2010 and $33,330 for 2009. The services for each of the fiscal years ended December 31, 2010 and December 31, 2009 consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification.

(d)		All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are for $0 for 2010 and $0 for 2009.

(e)	(1)	A copy of the Audit Committee’s policy related to the approval of the audit, audit-related, tax and other services is filed as Exhibit 12(c) to this Form N-CSR.

(e)	(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X are as follows.
(b)	0.00%

(c)	100%

(d)	0.00%
(f)	All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full time permanent employees of the principal accountant.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and whose activities are overseen by the registrant’s investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the registrant’s last two fiscal years are $0 for 2010 and $0 for 2009.

(h)	The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) is compatible with maintaining the principal accountant’s independence. The audit committee has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
     Not applicable.
Item 6. Investments.
(a)	A schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1. Report to Shareholders, of this Form N-CSR.

(b)	Not Applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     Not Applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
     Not Applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
     Not Applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
     There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)(17 CFR 270.30a-3(c))) were effective, as of a date within 90 days of the filing date of this report, based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act, as amended (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)	(1)	Burnham Investors Trust Code of Business Conduct and Ethics for Principal Executive and Principal Financial and Accounting Officers, dated November 13, 2003, is filed as Exhibit 12(a)(1) to this Form N-CSR.

(a)	(2)	Certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed as Exhibit 12(a)(2) to this Form N-CSR.

(a)	(3)	Not applicable to this filing.

(b)		Certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as Exhibit 12(b) to this Form N-CSR.

(c)		Policy related to the Approval of Audit, Audit-Related, Tax and Other Services Provided by the Independent Registered Public Accounting Firm is furnished as Exhibit 12(c) to this Form N-CSR.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Burnham Investors Trust

By (signature and title) *	/s/ Jon M. Burnham
Jon M. Burnham
Chief Executive Officer (Principal Executive Officer)

Date	March 7, 2011
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (signature and title)*	/s/ Jon M. Burnham
Jon M. Burnham
Chief Executive Officer (Principal Executive Officer)

Date	March 7, 2011

By (signature and title)*	/s/ Michael E. Barna
Michael E. Barna
Chief Financial Officer (Principal Financial Officer)

Date	March 7, 2011